UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. 1)

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

IMMUNE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

Immune Therapeutics, Inc.

2431 Aloma Ave., Suite 124

Winter Park, FL 32792

NOTICE OF ACTION BY WRITTEN CONSENT DIRECTORS AND MAJORITY OF STOCKHOLDERS IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS

To our Stockholders:

NOTICE IS HEREBY GIVEN to inform the common stock shareholders of record of Immune Therapeutics, Inc., a Florida corporation (“Immune Therapeutics,” the “Company,” “we,” “us,” or “our”), that on the 10th day of January, 2023 our board of directors (the “Board”) and shareholders holding a majority of our voting shares approved the following actions, in accordance with Sections 607.11932 and 607.0808, respectively, of the Florida Business Corporation Act (the “FBCA”):

●	Approved the conversion of Immune Therapeutics with and into Biostax Corp., a newly formed Nevada corporation (“Biostax Corp.”), which will change our domicile from Florida to Nevada (the “Conversion”), and will result in:

○	the Company being governed by the laws of the state of Nevada;

○	the name of the Company being changed to “Biostax Corp.”; and

○	adoption of Nevada bylaws to govern Biostax Corp. as the successor to the Company following the Conversion.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement (the “Information Statement”) is being furnished in connection with the action by written consent of stockholders taken without a meeting described in this Information Statement.

On January 10, 2023, the date we received the consent of the holders of a majority of the voting power of our shareholders, there were 83,045,857 shares of common stock outstanding. Each share of common stock has the right to cast a single vote with respect to any and all matters presented to the holders of common stock for their action. These shareholders collectively hold 42,225,908 shares of our common stock, or approximately 50.83% of the voting power of our shareholders. No other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from shareholders.

The actions will become effective on or about the 20th day after the definitive information statement is mailed (the “Effective Date”).

We are mailing this Information Statement in compliance with the provisions of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on or about [     ] to shareholders of record of the Company at the close of business on the day immediately preceding the date of mailing (the “Record Date”).

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

	By	Order of the Board of Directors

/s/ Kelly Wilson
Interim Chief Executive Officer

[ ], 2023

3

EFFECTIVE TIME

The Conversion will be effective in the State of Nevada and the State of Florida on the last to occur of the following (the “Effective Time”):

●	the date and time specified in the plan of conversion meeting the requirements of Nevada law, filed with the Secretary of State of Nevada; or

●	the first day after the 20th day after the date of mailing of this Information Statement meeting the requirements of Section 14(c) of the Exchange Act and Rule 14c-101 under the Exchange Act.

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about [        ], 2023. The following questions and answers are intended to respond to frequently asked questions concerning the matters described in this Information Statement. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q: WHAT IS THE PURPOSE OF THIS INFORMATION STATEMENT?

A: This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our shareholders of certain corporate actions taken by a majority of our shareholders that will become effective 20 days after mailing this Information Statement.

Q: WHY IS THE COMPANY REINCORPORATING IN NEVADA?

A: We believe that the Conversion to a Nevada corporation will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted corporate law that includes by statute many concepts created by judicial rulings in Florida and other jurisdictions and provides additional rights in connection with the issuance and redemption of stock.

Q: WHY IS THE COMPANY NOT HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE CONVERSION?

A: The board of directors has already approved the Conversion and has received the written consent of our shareholders who represent a majority of our outstanding voting shares. Under the Nevada Revised Statutes and our articles of incorporation, this transaction may be approved by the written consent of a majority of the shares entitled to vote, but only after the Board has authorized the action. Because a majority of our voting shares have approved the transaction discussed herein, a formal shareholder meeting is not necessary and represents a substantial and avoidable expense.

Q: WHAT ARE THE PRINCIPAL FEATURES OF OUR NEVADA ARTICLES OF INCORPORATION?

A: After the Conversion, our articles of incorporation will provide for the following:

●	our corporate name will become “Biostax Corp.”;

●	power to make, alter, amend or repeal our bylaws, except to the extent that the bylaws otherwise provide;

●	authority to enter into indemnification agreements with directors and senior officers;

●	authorize 750,000,000 shares of Common Stock, $0.0001 par value per share, or common stock, which includes authorizing (i) 735,000,000 shares of Class A Common Stock, $0.0001 par value per share, or Class A Common Stock, and (ii) 15,000,000 shares of Class B Common Stock, $0.0001 par value per share, or Class B Common Stock, plus 50,000,000 shares of preferred stock, $0.0001 par value per share, or preferred stock, in one or more series with such rights, preferences and designations as determined by the Board;

●	convert all outstanding shares of common stock into Class A Common Stock upon the Conversion;

4

●	provide that our officers and directors will have no personal liability to us or any of our stockholders for damages for any breach of fiduciary duty as a director or officer, subject to certain exceptions;

●	opt out of a statutory provision requiring that any person acquiring certain statutorily defined “control” percentages (20%, 33.3% or a majority) of a corporation’s outstanding shares in the secondary market is not entitled to vote those “control shares” unless a majority of the other stockholders elects to restore such voting rights in whole or in part; and

●	opt out of the statutory provision prohibiting engagement in any “combination” with an “interested stockholder” for a period of two years following the date that the stockholder became an “interested stockholder” unless prior to that time the board of directors approved either the “combination” or the transaction which resulted in the stockholder becoming an “interested stockholder”.

Q: HOW WILL THE CONVERSION AFFECT OUR OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES?

A: The directors of Biostax, the converted entity, will be appointed by the incorporator of Biostax Corp. and may not necessarily be the same directors as the current directors of the Company. Our business operations will continue at the same locations, with the same employees and with the same assets.

Q: HOW WILL THE ACTIONS DESCRIBED HERE AFFECT MY SECURITIES AND PERCENTAGE OF OWNERSHIP OF THE COMPANY?

A: The Conversion will not change the number of shares you own or your percentage of the total number of outstanding shares.

Q: WILL THE AUTHORIZATION OF ADDITIONAL STOCK DILUTE MY EQUITY PERCENTAGE, VOTING PERCENTAGE OR PRIORITY OF MY COMMON STOCK IN THE COMPANY?

A: Although the Conversion will not change the number of shares of authorized common stock of the Company from its currently authorized 750,000,000 shares of common stock, the number of shares of authorized preferred stock will increase from none to 50,000,000. Your voting percentage and equity interest in the Company will not be changed by the authorization of the Company to issue shares of preferred stock.

While the number of shares of authorized common stock will not change, the Company will create two classes of common stock: Class A Common Stock and Class B Common Stock. The Class A Common Stock and Class B Common Stock will have the same rights and preferences and rank equally, share ratably, and be identical in all aspects, except as to voting. The Class A Common Stock shall be entitled to one (1) vote for each share held, and Class B Common Stock will be entitled to twenty (20) votes for each share held. No shares of Class B Common Stock will be issued upon the Conversion.

The change in authorized shares will allow us to issue shares of preferred stock, which may have greater voting, dividend, liquidation, or other rights compared to common stock, and up to 15,000,000 shares of Class B Common Stock, representing up to 300,000,000 votes. These authorized shares, if issued, may therefore cause a dilution of your ownership and voting interest in the future.

Q: HOW DO I EXCHANGE FLORIDA CERTIFICATES FOR NEVADA CERTIFICATES?

A: If you are a shareholder of record, you should contact our transfer agent. Upon surrender of a certificate for cancellation, our transfer agent will issue a new certificate representing the number of shares you are entitled to as soon as practical after the Effective Time of the Conversion. If you hold your stock in street name in a brokerage account, your broker will manage the certificate change.

5

Q: WHAT HAPPENS IF I DO NOT SURRENDER MY COMPANY CERTIFICATES?

A: You are not required to surrender your certificates representing Company shares in order to receive a certificate with our new name. Until you receive your new certificates you will continue to receive notice of or vote at shareholder meetings and receive dividends or other distributions for your shares.

Q: WHAT IF I HAVE LOST MY COMPANY CERTIFICATES?

A: If you have lost your Company certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent is:

Clear Trust, LLC

16540 Pointe Village Dr Suite 205

Lutz, FL 33558

Tel: (813) 235-4490 Fax: (813) 388-4549

Q: CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A: Yes. Florida law provides for a right of appraisal or redemption in connection with the Conversion described in this Information Statement. See “Rights of Dissenting Shareholders.”

Q: WHO WILL PAY THE COSTS OF THE CONVERSION?

A: We will pay all of the costs of the Conversion in Nevada, including distributing this Information Statement. You will only be required to pay our transfer agent the cost of exchanging certificates representing shares of the Company for Nevada certificates. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the Conversion.

Q: WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A: We believe that the Conversion is not a taxable event and that you will be entitled to the same basis in your shares of common stock when issued under the new name. EVERYONE’S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE CONVERSION.

6

DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information about our directors and executive officers:

Name	Age	Position
Kelly Wilson	52	Interim Chief Executive Officer, Interim President, Chief Operating Officer
Robert Wilson	50	Director
Louis Salomonsky	83	Director
Glen Farmer	53	Chief Financial Officer
Cynthia Douglas	50	Secretary
Noreen Griffin	70	Vice President

The biography of each director and executive officer below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and information regarding involvement in certain legal or administrative proceedings, if applicable.

Kelly Wilson. Ms. Wilson has served as the Interim Chief Executive Officer of the Company since November 2022, and Ms. Wilson has served Chief Operating Officer of the Company since August 2022. From 2013 to April 2020, Ms. Wilson was the Company’s Chief Technology Officer. From September 2016 to April 2020, Ms. Wilson also served as the Chief Technology and Information Officer of Cytocom Inc., a clinical-stage biopharmaceutical company and former subsidiary of the Company. Since December 2020, Ms. Wilson has also served as a director for Forte Animal Health, Inc., a veterinary immunotherapy company. From August 2016 to August 2019, Ms. Wilson was the Director of Program and Project Management of Cytocom; during that time Cytocom merged with Cleveland Biolabs Inc. and became Statera Biopharma Inc. (Nasdaq: STAB). From May 2022 to July 2022, Ms. Wilson was the Chief Operating Officer of Biostax, Inc., an immunotherapy startup. Ms. Wilson is also a director of Biostax, Inc., since May 2021. Ms. Wilson graduated with honors from the University of Central Florida with a master’s degree in systems design and a bachelor’s degree in English.

Robert Wilson. Mr. Wilson joined the Board on May 2022. Since June 2022, Mr. Wilson has been a director and the Executive Vice President of Strategy and Planning for Biostax, Inc., an immunotherapy startup. Biostax, Inc. is a Delaware corporation that has no direct or indirect ownership interest in, and is not directly or indirectly owned by, either the Company or Biostax Corp. Since December 2020, Mr. Wilson has been a director and the Vice President of Strategy at Forte Animal Health, Inc. From March 2020 to December 2020, Mr. Wilson was the Director of Business Intelligence and Strategy at Statera Biopharma Inc. (Nasdaq: STAB), and from December 2020 to June 2022 was its Vice President of Business Strategy and Intelligence. Since January 1998, Mr. Wilson has also been the President of Pixelheads, Inc. (formerly, Webfoot Marketing, Inc.). From January 2012 to March 2020, Mr. Wilson was Senior Marketing Consultant and Content Developer of the Company. Mr. Wilson holds an Associate of Arts from Palm Beach Community College and attended the University of Central Florida for Technical Writing. The Board believes that Mr. Wilson is qualified to serve as a member of the board due to his many years of experience in business development and business analysis and strategy.

Henry Louis Salomonsky. Mr. Salomonsky joined the Board on September 2022. Mr. Salomonsky is a real estate professional with decades of experience in designing, developing, and managing commercial real estate. Since June 1989, Mr. Salomonsky has been the founder and principal of Historic Housing LLC, a firm with expertise in both the adaptive reuse of historic buildings and the construction of new buildings for multi-family residential dwellings. Mr. Salomonsky’s work in the real estate market focuses on two property markets: Richmond, Virginia and Washington, D.C., where, over the past 28 years, he has developed assets that Mr. Salomonsky’s firm values at approximately $750 million. Mr. Salmonsky’s work at Historic Housing LLC specializes in federal Low-Income Housing Tax Credits and historic rehabilitation tax credits, and conventionally-financed three- to twelve-story new-construction buildings. Mr. Salmonsky’s experience also includes community and professional volunteer work, including serving on task forces to examine historic tax credit legislation for the Commonwealth of Virginia and regarding government structure for the City of Richmond. Mr. Salomonsky also served as the Vice Rector and as a Member of the Board of Visitors for Virginia State University. Mr. Salomonsky is currently serving on the University of Virginia School of Architecture Foundation Board, of which he has been a director since July 2020. The Board believes that Mr. Salomonsky is qualified to serve as a member of the Board due to his many years of operational leadership and his previous board memberships.

7

Glen Farmer. Mr. Farmer was appointed as the Chief Executive Officer on August 2022. From April 2018 to July 2022, Mr. Farmer was the Vice President and U.S. Controller at iAnthus Capital Holdings, Inc. (CSE: IAN) (OTC: ITHUF), a healthcare company. Prior to his tenure at iAnthus, Mr. Farmer was Director of Finance, Integrated Specialty Pharmacy Division of Premier, Inc. (Nasdaq: PINC) from September 2015 to April 2018. Mr. Farmer received his bachelor’s degree in accounting from the University of Maryland, and his Master of Business Administration with a concentration in finance from Mount St. Mary’s University.

Cynthia Douglas. Ms. Douglas was appointed as the Secretary in July 2022. From September 2020 to April 2022, Ms. Douglas was the Research and Development Program Manager at Stratera Biopharma Inc. (Nasdaq: STAB). From September 2019 to August 2020, Ms. Douglas was the Senior Executive Assistant to the Chief Executive Officer at MacroGenics, Inc. (Nasdaq: MGNX). Ms. Douglas was also the manager of HR Administration at Supernus Pharmaceuticals Inc. (Nasdaq: SUPN). From 2015 to April 2019, Ms. Douglas was an Executive Administrative Assistant at Intrexxon Corporation, which is now Precigen Inc. (Nasdaq: PGEN). Ms. Douglas graduated with a bachelor’s degree in Business Administration from Montgomery College.

Noreen Griffin. Ms. Griffin was appointed as Vice President in November 2022. From August 2020 to March 2022, Ms. Griffin has been a founder and Executive Vice President of Cytocom, Inc., a clinical-stage biopharmaceutical company and former subsidiary of the Company. Since November 2012, Ms. Griffin has been the Manager of TNI Biotech International Ltd., a subsidiary of the Company. Ms. Griffin is also a director and the Chief Executive Officer of Forte Animal Health Inc., a position which she has held since January 2021. From April 2020 to September 2020, Ms. Griffin was the Chief Executive Officer of Cytocom Inc. (later Statera BioPharma Inc.) (Nasdaq: STAB), and she served as President until March 2022. From March 2012 to September 2019, Ms. Griffin, a co-founder of the Company, was the Chief Executive Officer and a director of the Company. Ms. Griffin attended North Florida Community College from 1978 to 1980 and left prior to graduation in order to pursue full-time employment opportunities.

Committees of the Board of Directors

In February 2014, the Board authorized the formation of and adopted charters for an audit committee, compensation committee, compliance committee, and nominating committee. As of December 31, 2021, we had not yet appointed any directors of our Board to these committees. Since their formation, the functions of these committees have been managed by the entire Board. As of the date of this information statement, no members were appointed to the audit committee, compensation committee, compliance committee, and nominating committee. The compensation committee, compliance committee and nominating committee have not yet held any meetings.

The Board held no meetings in 2021.

Limitations on Directors’ and Officers’ Liability

Both before and after the Conversion, no director or officer will be personally liable to us or any of our stockholders for damages for any breach of fiduciary duty as a director or officer, subject to certain exceptions. Both before and after the Conversion, our directors and officers are or will be indemnified to the fullest extent permitted under corporate law and our articles of incorporation.

8

CONVERSION

CONVERSION OF IMMUNE THERAPEUTICS, INC., A FLORIDA CORPORATION,

WITH AND INTO

BIOSTAX CORP., A NEVADA CORPORATION

Our Board and the holders of a majority of the voting power of our stockholders have approved a Plan of Conversion (“Plan of Conversion”) pursuant to which the Company will convert with and into Biostax Corp. and change its corporate domicile from the State of Florida to the State of Nevada, which would result in the Conversion, the change of the Company’s name to Biostax Corp., and other effects described below. Our Board has recommended to our shareholders and the vote of the majority of shares were obtained by written consent. The Plan of Conversion is attached hereto as Exhibit A and should be read in its entirety. A copy of the proposed articles of incorporation and bylaws of Biostax Corp. are attached hereto as Exhibit B and Exhibit C, respectively. We urge you to carefully read the following sections of this Information Statement, including the related appendices.

The Conversion will become effective upon the filing of the requisite conversion documents in Nevada and Florida. We plan on making these filings approximately (but not less than) 20 days after the definitive information statement is mailed to stockholders, subject to obtaining the requisite approval from the Financial Industry Regulatory Authority (“FINRA”).

We currently have three officers and one director of the Company located in Florida. However, we expect that the Conversion and consequent governance under Nevada corporate law will better allow us to transition our business model, which we expect to focus on the acquisition, development, and commercialization of pharmaceutical and biotechnology products that have a well-defined path to market. By utilizing a biotech portfolio hub-and-spoke engine, we plan to advance focused and efficient small-scale biotechnology and pharmaceutical programs through subsidiaries, investment vehicles or partnerships, and deploy products from those programs in markets both in the U.S. and internationally for initial commercialization.

Principal Effects of the Conversion

Implementing the Conversion will have, among other things, the following effects:

●	the Company’s name will be changed to “Biostax Corp.”;

●	outstanding common stock of Immune Therapeutics will automatically be converted to common stock of Biostax Corp., with each share of common stock of Immune Therapeutics being converted into one share of common stock of Biostax Corp.;

●	outstanding convertible and exercisable securities to purchase common stock of Immune Therapeutics will automatically be assumed by Biostax Corp. and will represent convertible and exercisable securities to acquire shares of common stock of Biostax Corp. on the basis of one (1) share of Biostax Corp. common stock for each one (1) share of common stock of Immune Therapeutics, and the per share exercise price, term, and other terms and provisions for each such convertible and exercisable securities will remain unchanged;

●	the number of shares owned by shareholders and the total percentage of total outstanding shares of the shareholders will remain unchanged;

●	the Company will change the 750,000,000 shares of authorized common stock into two classes of authorized common stock, consisting of 735,000,000 shares of Class A Common Stock and 15,000,000 shares of Class B Common Stock, and the number of shares of authorized preferred stock will increase from none to 50,000,000;

●	the persons presently serving as our executive officers, directors, and employees will continue to serve in such respective capacities following the effective time of the Conversion; and

9

●	articles of incorporation and bylaws will be adopted under the laws of Nevada in the form attached hereto as Exhibit B and Exhibit C, respectively (see “Adoption of Nevada Articles and Bylaws” below for further information).

Exchange of Stock Certificates. Following the effective time of the Conversion, holders of stock certificates of Immune may, but will not be required to, contact our stock transfer agent, Clear Trust LLC, regarding the procedure for surrendering such certificates in exchange for certificates representing shares of Biostax Corp. Holders of our certificates will not receive a new stock certificate until the outstanding certificate(s) representing such holder’s shares prior to the Conversion have been surrendered to our transfer agent. See additional information below under “Questions & Answers: How do I Exchange Florida Certificates for Nevada Certificates?” with respect to the exchange of stock certificates. PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE.

The Conversion in and of itself will not result in any change in the business, management, fiscal year, accounting, assets or liabilities of the Company. Although we plan to change our principal executive offices following the Conversion, we expect to maintain them in Florida. We currently occupy an office space at 2431 Aloma Ave., Suite 124, Winter Park, FL 32792 without a lease agreement with our landlord. We expect to change our principal executive offices following the Conversion to 1317 Edgewater Drive, Suite 4882, Orlando FL 32804.

Change in Capitalization

Our authorized capital on the date of this Information Statement consisted of 750,000,000 shares of common stock, $0.0001 par value per share. On the date of this Information Statement there were 83,045,857 shares of our common stock outstanding. As further set forth in its articles of incorporation, the authorized capitalization for Biostax Corp. will consist of 800,000,000 shares of capital stock divided into 750,000,000 shares of common stock, with such common stock further divided into 735,000,000 shares of Class A Common Stock and 15,000,000 shares of Class B Common Stock, and 50,000,000 shares of preferred stock. The Class A Common Stock and Class B Common Stock will have the same rights and preferences and rank equally, share ratably, and be identical in all respects as to all matters, except as to voting. The Class A Common Stock will be entitled to one (1) vote for each share held, and Class B Common Stock will be entitled to twenty (20) votes for each share held. The Class A Common Stock and the Class B Common Stock will vote on all matters as a single class, except as otherwise set forth below or as required by applicable law.

Each share of Class B Common Stock shall be convertible on a one-for-one basis into Class A Common Stock at the option of the holder thereof, at any time after the date of the issuance of such shares, without payment of additional consideration. In the event of a transfer of Class B Common Stock, as defined in the Biostax Corp. articles of incorporation attached as Exhibit B, each transferred share of Class B Common Stock will automatically convert to one share of Class A Common Stock, subject to certain exceptions.

All outstanding shares of the Company will convert into shares of Class A Common Stock during the Conversion. At the conclusion of the Conversion, there will be no outstanding Class B Common Stock or preferred stock. The Conversion will not affect the number of shares of our outstanding common stock, the number of votes to which any outstanding shares of common stock are entitled, or total capitalization.

Pursuant to the Conversion, each outstanding option and warrant to purchase shares of the Company’s common stock will automatically be assumed by Biostax Corp. and it will represent an option or warrant to acquire shares of Biostax Corp.’s Class A Common Stock on the basis of one share of Biostax Corp. Class A Common Stock for each share of Company common stock and at an exercise price equal to the exercise price of the Company option or warrant, as the case may be.

Each certificate representing issued and outstanding shares of the Company’s common stock will represent the same number of shares of Biostax Corp.’s Class A Common Stock into which such shares are converted by virtue of the Conversion. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF BIOSTAX CORP. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATE IF THEY SO CHOOSE.

There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve, the issuance of Class B Common Stock or preferred stock. However, the Board believes it prudent to have shares of Class B Common Stock and preferred stock available for such corporate purposes as the Board may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

10

The board of directors of Biostax Corp. may authorize, without further stockholder approval, the issuance of shares of preferred stock, Class A Common Stock, or Class B Common Stock, to such persons, for such consideration, and upon such terms as the board of directors determines. Neither the Company’s current shareholders or the stockholders of Biostax Corp. following the Conversion have preemptive rights, and any such issuance could result in a significant dilution of the voting rights and the stockholders’ equity, of then existing shareholders.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Conversion would be the filing of articles of conversion with the Florida Division of Corporations, and the filing of articles of conversion with the Secretary of State of the State of Nevada.

Securities Act Consequences

The shares of Biostax Corp. Class A Common Stock to be issued upon the Conversion for shares of the Company’s common stock and the shares of Biostax Corp. Class B Common Stock to be authorized upon the Conversion are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In this regard, we are relying on Rule 145(a)(2) under the Securities Act (“Rule 145”), which provides that a merger, consolidation, or other plan that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. After the Conversion, Biostax Corp. will be a publicly held company, Biostax Corp. Class A Common Stock will continue to be qualified for quotation on the OTC Markets, and Biostax Corp. will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided.

Holders of shares of the Company’s common stock that are freely tradable before the Conversion will continue to have freely tradable shares of Biostax Corp. Class A Common Stock. Stockholders holding so-called restricted shares of the Company common stock will have shares of Biostax Corp. Class A Common Stock that are subject to the same restrictions on transfer as those to which their shares of the Company common stock are subject, if any, and their stock certificates, if surrendered for replacement certificates representing shares of Biostax Corp. Class A Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Biostax Corp. Class A Common Stock on the date they acquired their shares of Company Common Stock.

Certain Federal Income Tax Consequences

The following summary describes certain United States federal income tax considerations relevant to the Conversion. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), and U.S. Department of the Treasury regulations, rulings, administrative pronouncements, and judicial decisions as of the date hereof, all of which may be revoked or modified, possibly retroactively so as to result in federal income tax consequences different from those described below. The Company does not intend to request a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the Conversion. This summary does not address all aspects of federal income taxation that may be relevant to the Conversion, nor does this summary address the effect of any applicable foreign, state, local, or other tax laws. This summary also does not address the federal income tax consequences of the Conversion to who are non-United States persons, financial institutions, dealers in securities, insurance companies, tax-exempt entities, regulated investment companies, pass-through entities, persons who have a functional currency other than the dollar, or persons who hold Company stock other than as a capital asset.

11

The Company believes that, for federal income tax purposes, the Conversion would be treated as a reorganization under section 368 of the Code. No gain or loss would be recognized by the holders of the Company’s common stock as a result of the consummation of the Conversion and no gain or loss would be recognized by the Company or Biostax Corp. In addition, the Company believes that each former holder of common stock of the Company would have the same basis in the common stock of the surviving corporation received by such person pursuant to the Conversion as such holder had in the common stock of the Company held by such person immediately prior to the consummation of the Conversion, and such person’s holding period with respect to such Class A common stock of the surviving corporation would include the period during which such holder held the corresponding common stock of the Company, provided the latter was held by such person as a capital asset immediately prior to the consummation of the Conversion. Shareholders owning at least one percent (by vote or value) of the total outstanding stock of the Company immediately before the Conversion may be required to file a statement with their tax return containing certain information regarding the Conversion.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE MERGER UNDER APPLICABLE FEDERAL, STATE, LOCAL, OR FOREIGN INCOME TAX LAWS.

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, (I) THE FOREGOING DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER FEDERAL TAX LAW; AND (II) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON HIS OR HER PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Differences between the Company and Biostax Corp.

The Company was incorporated under the laws of the State of Florida, and Biostax Corp. was incorporated under the laws of the State of Nevada. Following the Conversion, the Company’s shareholders will become stockholders of Biostax Corp. Their rights as stockholders will be governed by the Nevada Revised Statutes and the articles of incorporation and bylaws of Biostax Corp. rather than the FBCA and the articles of incorporation and bylaws of Immune Therapeutics.

The corporate statutes of Nevada and Florida have certain differences, summarized below. This summary is not intended to be complete and is qualified by reference to the full text of, and decisions interpreting, Florida law and Nevada law.

Removal of Directors. Florida law requires the vote of a majority of the outstanding shares entitled to vote for the election of directors to remove directors. Nevada law provides that any or all directors may be removed by the vote of two-thirds of the voting stockholders entitled to vote for the election of directors. Nevada does not distinguish between removal of directors with or without cause. The Conversion may make it more difficult for the stockholders of the Nevada Company to remove a member of the board of directors.

Special meetings of Stockholders. Florida law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the articles of incorporation or bylaws to call a special shareholder meeting, and by written demand of shareholders holding not less than 10% (unless a greater percentage not to exceed 50% is required by the articles of incorporation) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting (a “Shareholder Demand”). Nevada law provides that the entire board of directors, any two directors or the president may call a special meeting of stockholders, unless otherwise provided in the articles of incorporation or bylaws.

Special meetings pursuant to petition of Stockholders. Florida law provides that the local circuit court may order a special meeting be held: (a) on application of any shareholder entitled to vote at an annual meeting if neither an annual meeting has been held nor an action by written consent in lieu thereof has become effective within any 15-month period; or (b) on application pursuant to a Shareholder Demand if: (1) notice of the special meeting was not given within 60 days after the first day on which the requisite number of demands have been delivered to the corporation’s secretary or (2) the special meeting was not held in accordance with the notice. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

12

Cumulative voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Both Florida and Nevada law permit cumulative voting if provided for in the articles of incorporation. Neither the articles of incorporation of the Company nor the articles of incorporation of Biostax Corp. provide for cumulative voting.

Vacancies. Under Florida law, vacancies on the board of directors may be filled by: (i) the shareholders, (ii) the board of directors, an affirmative vote of the majority of the remaining directors then in office, or (iii) if the vacant office was held by a director elected by a voting group of shareholders entitled to appoint such director, by such shareholders. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Nevada law provides that vacancies must be filled as the bylaws provide, or in the absence of such a provision, by the board of directors. The bylaws of both the Company and Biostax Corp. address the filling of vacancies by the board of directors in the same manner.

Indemnification of officers and directors and advancement of expenses. Florida and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Florida and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Florida law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Florida corporation has the discretion to decide whether or not to advance expenses, unless its articles of incorporation or bylaws provides for mandatory advancement. The Company’s bylaws provide for indemnification to officers and directors to the fullest extent permissible under Florida law. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must advance expenses prior to the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. The articles of incorporation and bylaws of Biostax Corp. provide for the indemnification of officers and directors to the fullest extent allowed under the Nevada Revised Statutes.

Limitation on personal liability of directors. Florida law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The articles of incorporation of Immune Therapeutics provide that a director or officer shall not be liable to the Company or its shareholders for damages for breach of fiduciary duty as a director or officer except for liabilities that are expressly prohibited from indemnification under Florida law. Nevada law provides that a director or officer is not liable to the corporation or its stockholders for any act or failure to act unless it is proven that his or her act or failure to act constitutes a breach of fiduciary duty and the breach of that duty involved intentional misconduct, fraud, or a knowing violation of law. The limitation of liability provision under Nevada law applies, unless the articles of incorporation or bylaws provide otherwise, to both directors and officers and applies to the breach of any fiduciary duty, including the duty of loyalty. The articles of incorporation of Biostax Corp. provide that a director or officer shall not be liable to the Company or its stockholders for damages for breach of fiduciary duty as a director or officer, subject to certain exceptions provided under Nevada law and summarized above.

Restrictions on business combinations. Both Florida and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Florida law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 shareholders, is not permitted to engage in a business combination with any interested shareholder for a three-year period following the time such shareholder became an interested shareholder, unless (i) the transaction resulting in a person becoming an interested shareholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested shareholder; (ii) the interested shareholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested shareholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested shareholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested shareholder. Florida law defines “interested shareholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

13

A Nevada corporation generally may not engage in certain business combinations and transactions with an “interested stockholder” (in general, the beneficial owner of 10% or more of the corporation’s voting power) or the interested stockholder’s affiliates or associates during the two-year period after the stockholder first became an interested stockholder, unless the combination meets all of the requirements of the corporation’s Articles of Incorporation and either: (i) the business combination or transaction by which the person first became an interested stockholder is approved by the board of directors before the stockholder became an interested stockholder or (ii) during the two-year period, the transaction is approved by the board of directors and by at least 60% of the disinterested stockholders at an annual or special meeting. After that initial two-year period, corporations subject to these statutes may not engage in specified business combinations and transactions unless the combination meets all of the requirements of the articles of incorporation and either: (A) the business combination or transaction by which the person first became an interested stockholder is approved by the board of directors before the stockholder became an interested stockholder, or (B) the business combination is approved by a majority of the outstanding voting power of the corporation not beneficially owned by the interested stockholder or any of the interested stockholder’s affiliates or associates. As in Florida, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation. The articles of incorporation of Biostax Corp. provide that the Company elects not to be governed by this restriction.

Limitations on controlling stockholders. Nevada law contains a provision that limits the voting rights of a person that acquires or makes an offer to acquire a controlling interest in a Nevada corporation. Under the provisions of Nevada law, a person acquiring or making an offer to acquire more than 20% of the voting power in a corporation will have only such voting rights as are granted by a resolution of the stockholders adopted at a special or annual meeting. The controlling person is not entitled to vote on the resolution granting voting rights to the controlling interest. The person acquiring a controlling interest may request a meeting of the stockholders be called for this purpose and, if the board of directors fails to call the meeting or the controlling person is not accorded full voting rights, the corporation must redeem the controlling shares at the average price paid for them. Florida does not have a similar provision. The articles of incorporation of Biostax Corp. provide that the Company elects not to be governed by this restriction.

Amendment to Articles of Incorporation and Bylaws. Both Florida and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s articles of incorporation. Both Florida and Nevada law also provide that in addition to the vote of the shareholders, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation. Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. Both Florida and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the bylaws, respectively.

Under the FBCA, a corporation’s board of directors may generally amend the bylaws unless (i) the articles of incorporation or the FBCA reserves the power to amend the bylaws generally or a specific bylaw provision exclusively to the shareholders or (ii) the shareholders, in amending or repealing the bylaws generally or a particular bylaw provision, provide expressly that the board of directors may not amend or repeal the bylaws or that bylaw provision. Additionally, the shareholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board of directors. The bylaws of the Company provide that they may be amended or repealed or new bylaws may be adopted (i) at any regular or special meeting of shareholders at which a quorum is present or represented, by the vote of the holders of a majority of the shares entitled to vote in the election of any directors, provided notice of the proposed alteration, amendment or repeal is contained in the notice of such meeting; or (ii) by affirmative vote of a majority of the Board at any regular or special meeting thereof.

The stockholders of a Nevada company may adopt, amend or repeal its bylaws. The articles of incorporation of Biostax Corp. provide that the Board also may amend, restate or repeal its bylaws. The fact that such power has been so conferred upon the Board does not divest the stockholders of the power, nor limit the stockholders’ power to adopt, amend or repeal bylaws.

14

Actions by written consent of Stockholders. Both Florida and Nevada law provide that, unless the bylaws or articles of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing. Florida law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing. Nevada law does provide this requirement. The articles of incorporation and bylaws of both Immune Therapeutics and Biostax Corp. provides for the taking of action by written consent of the shareholders.

Stockholder vote for mergers and other corporation reorganizations. Nevada law requires authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation. Florida law requires approval by the board of directors, as well as a majority of the outstanding voting rights, of the terms of a merger or share exchange, unless the articles of incorporation or bylaws require a greater than majority vote. Florida law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if: (a) the corporation will survive the merger, (b) the articles of incorporation of the surviving corporation will not differ, except for certain amendments that Florida law permits the board of directors to adopt without shareholder approval, from the articles of incorporation before the merger, and (c) each shareholder of the surviving corporation whose shares were outstanding immediately prior to the date of the merger will hold the same number of shares with the same rights. Similarly, Nevada law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if: (a) the merger agreement does not amend the existing articles of incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

REASONS FOR THE INCREASE IN AUTHORIZED SHARES

Overview

After the Conversion becomes effective, our board of directors may authorize, without further shareholder approval, the issuance of up to 50,000,000 shares of preferred stock, 735,000,000 shares of Class A Common Stock or 15,000,000 shares of Class B Common Stock, less the number then issued, outstanding, or otherwise reserved for issuance, to such persons, for such consideration, and upon such terms as the board of directors determines. The rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and Class B Common Stock are set forth in full in the text of the Biostax articles of incorporation attached hereto as Exhibit B. Such issuance could result in a significant dilution of the voting rights and the stockholders’ equity of then existing shareholders.

There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of capital stock. However, the Board believes it prudent to have shares of Class B Common Stock and preferred stock available for such corporate purposes as the Board may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Potential dilution

If the Board issues an additional class of voting for less than fair value, the value of your interest in the Company will be diluted. The Company has no present intention to issue any additional class of voting securities.

15

DISSENTERS’ RIGHTS OF OUR STOCKHOLDERS

Our shareholders are entitled, after complying with certain requirements of Section 607.1301-607.1340 of the FBCA, to dissent from the Conversion or any of the actions resulting from or in connection with the Conversion, including the exchange ratio of the Company’s common stock for Nevada common stock. A brief summary of provisions of FBCA Sections 607.1301-607.1340 are set forth below and the complete text of said Sections is attached as Exhibit D.

Since the Conversion has been approved by the required vote of the Company’s shareholders effective twenty (20) days from the mailing of this Information Statement, each holder of shares of the Company’s common stock who asserts dissenters’ rights, and who follows the procedures set forth in Sections 607.1301-607.1340 of the FBCA, will be entitled to have such holder’s shares of the Company’s common stock purchased by the Company for cash at their fair market value. The fair market value of shares of the Company’s common stock will be determined as of the day before the first announcement of the terms of the Conversion, which is the date of mailing of this Information Statement, or [   ], 2023, excluding any appreciation or depreciation in consequence of the Conversion.

A holder who wishes to exercise dissenters’ rights should deliver such holder’s written demand to Immune Therapeutics, Inc., 2431 Aloma Ave., Suite 124, Winter Park, FL 32792, Attn: Cynthia Douglas, Secretary, on or before 20 days after the date of mailing of this Information Statement. The demand will be sufficient if it reasonably informs the Company of the identity of the shareholder and that the shareholder intends thereby to demand the appraisal of such holder’s shares. Any shareholder who does not follow the foregoing is not entitled to payment for such shareholder’s shares under the FBCA.

In accordance with the regulations promulgated under the Exchange Act, the authorization of the Conversion will not become effective until twenty (20) days after the Company has mailed this Information Statement to the shareholders of the Company.

Within 120 days after the effective date of the Conversion, any shareholder who has complied with Sections 607.1301-607.1340 and who is otherwise entitled to appraisal rights, may file a petition in the Florida Court of Chancery demanding a determination of the value of the stock of all such shareholders. At any time within 60 days after the effective date of the Conversion, any shareholder shall have the right to withdraw such shareholder’s demand for appraisal and to accept the terms offered upon the Conversion. After determining the shareholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the Conversion, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the shareholders entitled thereto. Interest may be simple or compound, as the Court may direct. The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances.

The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting shareholder who seeks payment of the fair value of such shareholder’s shares of the Company’s common stock. Florida Law establishes the procedures to be followed and failure to do so may result in the loss of all dissenters’ rights. Accordingly, each shareholder who might desire to exercise dissenters’ rights should carefully consider and comply with the provisions of these sections and consult such shareholder’s legal advisor.

THE COMPANY HAS RESERVED THE RIGHT TO ABANDON THE CONVERSION IF IT DECIDES THAT THE NUMBER OF SHAREHOLDERS EXERCISING DISSENTERS’ RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

The discussion contained herein is qualified in its entirety by and should be read in conjunction with the form of the Plan of Conversion and the Company’s articles of incorporation, as amended.

COMMUNICATIONS WITH RESPECT TO DISSENTERS’ RIGHTS SHOULD BE ADDRESSED TO THE COMPANY, AT 2431 ALOMA AVE., SUITE 124, WINTER PARK, FL 32792.

16

Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Stock pursuant to the FBCA. If a shareholder loses such shareholder’s dissenters’ rights, either by withdrawal of such shareholder’s demand, abandonment of the Conversion by the Company or otherwise, such shareholder will not have the right to receive a cash payment for such shareholder’s Company Stock and will be reinstated to all of such shareholder’s rights as a shareholder as they existed at the time of the filing of such shareholder’s demand.

THE PROVISIONS OF FLORIDA LAW SECTIONS 607.1301-607.1340 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE RIGHTS TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS’ RIGHTS.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table and footnotes thereto sets forth information regarding the number of shares of common stock beneficially owned as of January 11, 2023 by (i) each director and named executive officer of the Company, (ii) each person known by us to be the beneficial owner of 5% or more of its issued and outstanding shares of common stock, and (iii) all named executive officers and directors of the Company as a group. The Company has only one class of stock, common stock, and each share of common stock is entitled to one (1) vote.

In calculating any percentage in the following table of common stock beneficially owned by one or more persons named therein, the following table assumes 83,045,857 shares of common stock issued and outstanding. Unless otherwise further indicated in the following table, the persons and entities named in the following table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name, subject to community property laws, where applicable. Unless as otherwise indicated in the following table and/or the footnotes thereto, the address of each person beneficially owning in excess of 5% of the outstanding common stock named in the following table is 2431 Aloma Ave., Suite 124, Winter Park, FL 32792:

Title of Class	Name and Address of Beneficial Owner (1)	Nature of Beneficial Ownership	Number of Shares of Common Stock(2)	Percent of Common Stock
Common Stock	Kelly Wilson(3)	Interim Chief Operating Officer, Interim President, and Chief Operating Officer	15,609,698	18.80%
Common Stock	Louis Salomonsky(4)	Director	12,168,900	14.65%
Common Stock	Robert Wilson(5)	Director	3,697,447	4.45%
All Officers and Directors as a group (total of six)(6)			42,234,028	50.83%
	5% Beneficial Holders
Common Stock	Noreen Griffin(6)		10,757,983	12.95%
Common Stock	Robert J. Dailey		5,640,060	6.57%

*	Less than one percent.

17

(1)	Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the above table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this report.
(2)	The percentages are calculated using 83,045,857 outstanding shares of the Company’s common stock on January 11, 2023, as adjusted pursuant to Rule 13d-3(d)(1)(i). Pursuant to Rule 13d-3(d)(1) of the Exchange Act, shares beneficially owned by a person or group includes shares of common stock that such person or group has the right to acquire within 60 days of January 11, 2023, which includes, but is not limited to, (i) shares subject to exercisable options or options exercisable within 60 days of January 11, 2023 (ii) shares subject to convertible notes or convertible notes convertible within 60 days of January 11, 2023, and (iii) shares subject to RSUs or performance share awards that will vest within 60 days of January 11, 2023.
(3)	Consists of (i) 500 shares held directly by Ms. Wilson, (ii) 1,200 warrants exercisable into shares of common stock held directly Ms. Wilson, (ii) 15,607,998 shares held by Murphy Advisors, Inc. (“Murphy Advisors”), of which Kelly Wilson is the sole beneficial owner.
(4)	Consists of (i) 20 shares of common stock held directly and (ii) 12,168,880 shares of common stock held by H. Louis Salomonsky Revocable Trust, of which Louis Salomonsky is the sole beneficial owner.
(5)	Consists of (i) 3,696,947 shares of common stock held through Pixelheads Inc., of which Robert Wilson is the sole beneficial owner and (ii) 500 shares of common stock issuable upon the exercise of warrants.
(6)	Noreen Griffin, Vice President is not a named executive officer. The shares of common stock beneficially owned by Noreen Griffin consist of (i) 429 shares held directly, (ii) 6,420 warrants exercisable into shares of common stock held directly by Ms. Griffin, (iii) 10,747,344 shares held by Global Reverb Corporation, of whose shares Noreen Griffin is the sole beneficial owner, (iv) 2,685 shares held by the Griffin Family Trust, of whose shares Noreen Griffin is the sole beneficial owner, (v) 705 shares held by Griffin Enterprises Group LLC, of whose shares Noreen Griffin is the sole beneficial owner, and (vi) 400 shares held by IMUN For Healthy Animals LLC, of whose shares Noreen Griffin is the sole beneficial owner. Her beneficially owned shares are included in the total for all officers and directors as a group.

DIRECTOR AND EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of our named executive officers as defined by Item 402(m) of Regulation S-K promulgated under the Exchange Act, include (i) the Company’s principal executive officer and individuals acting in a similar capacity during fiscal year 2022, regardless of compensation level; (ii) the Company’s two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of fiscal year 2022; and (iii) up to two additional individuals who would have been included under (ii) above but for the fact that the applicable individual was not serving as an executive officer of the Company at the end of fiscal year 2022. The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total ($)
Kelly Wilson, Interim Chief Executive Officer and President(1)	2022	$-0-	$-0-	$-0-	$-0-	$53,825	$53,825
Dr. Stephen Wilson, Former Chief Executive Officer(2)	2022	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Kevin Phelps, Former	2022	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Chief Executive Officer, Chief Financial Officer, and President(3)	2021	$240,000	$-0-	$-0-	$-0-	$-0-	$240,000

18

(1)	Kelly Wilson became Interim Chief Executive Officer and President on November 3, 2022. Ms. Wilson was not a named executive officer in 2021. In 2022, no stock compensation awards were issued to Ms. Wilson.
(2)	Stephen Wilson became Chief Executive Officer and President on July 19, 2022. Mr. Wilson was not a named executive officer in 2021. On November 3, 2022, Mr. Wilson resigned from his positions with the Company effective November 3, 2022.
(3)	Kevin Phelps became Chief Executive Officer on April 29, 2020, at which time he agreed to defer payment of his salary until the Company had sufficient income to pay the compensation in cash. On December 31, 2021, the salary deferred for Mr. Phelps was $400,000. In 2022 and 2021, no stock compensation awards were issued to Mr. Phelps. On July 19, 2022, Mr. Phelps’s employment with the Company, including his service as the President, Chief Executive Officer, and Chief Financial Officer of the Company, was concluded. On that date, Mr. Phelps entered into a separation and release agreement (the “Separation Agreement”) with the Company pursuant to which he resigned his employment with the Company effective July 18, 2022. See “Director and Executive Compensation – Employment Agreements” for further information regarding the Separation Agreement.

Settlement Agreement

Under a Settlement Agreement and Release of Claims, dated July 1, 2022, among Kelly Wilson, Robert Wilson, and Noreen Griffin (collectively, the “Employees”), Murphy Advisors, and the Company (the “July 2022 Settlement Agreement”), the Company agreed to issue a convertible note in order to settle debts due to the Employees for past due wages and out-of-pocket reimbursable expenses. The Company owed $313,164 to Ms. Wilson for past due wages earned and $52,578 for out-of-pocket reimbursable expenses as of December 31, 2020, for an aggregate amount owed of $365,742. The Company owed Ms. Griffin $1,231,787 for past due wages as of December 31, 2020. Mr. Wilson was owed $230,000 for past due wages as of December 31, 2020. Collectively, the amount owed to the Employees was $1,827,530 (the “Debt”).

Pursuant to the July 2022 Settlement Agreement, the Company agreed to issue a 6% convertible promissory note payable to Murphy Advisors, of which Kelly Wilson is the sole beneficial owner, for $1,211,366 and with other terms including those described in this paragraph (the “Murphy Note”), and the Employees agreed that the July 2022 Settlement Agreement’s agreements and covenants constituted full payment of all claims related to employment, subject to potential indemnification obligations of the Company. The July 2022 Settlement Agreement also contains a non-disparagement covenant which provides that the Company may recover 50% of compensation paid under the Settlement Agreement for violation of the covenant. The Murphy Note allowed the holder to convert the principal amount plus all accrued and unpaid interest into shares of common stock for $0.05 per share of common stock at any time prior to July 22, 2022, upon notice to the Company. All principal and interest under the Murphy Note was repayable on its maturity date, July 14, 2023, subject to the Company’s right to extend the maturity date by six months. On July 25, 2022, Murphy Advisors converted the Murphy Note into 24,227,320 shares of common stock, of which Murphy Advisors received 15,604,818 shares, Pixelheads, Inc., of whose shares Mr. Wilson is the sole beneficial owner, received 3,695,358 shares, and Global Reverb Corporation, of whose shares Ms. Griffin is the sole beneficial owner, received the remaining 4,927,144 shares. All shares issued as a result of converting the Murphy Note are required to be restricted from transfer for 12 months following the date of issuance, then subject to a lock-up leak of 5% per quarter for three out of four quarters for the following 18 months.

Wilson Agreement

Pursuant to a consulting agreement dated November 8, 2022 (the “Wilson Agreement”), Kelly Wilson agreed to provide a minimum of 40 hours of service to the Company per week as an independent consultant in connection with her duties as the Interim Chief Executive Officer, Interim President, and Chief Operating Officer.

19

Ms. Wilson will be paid an initial fee of $31,500, a monthly fee of $21,000, and a medical insurance stipend of up to $2,800 per month. Ms. Wilson may alternatively elect to receive an amount of restricted shares of common stock equal to such cash compensation as valued at the lower of (a) 25% below any current offering price, or the most recent offering price of the common stock, or (b) 50% below the Company’s current common stock value, determined by the average of the previous 30 days’ closing market prices, in lieu of cash compensation. The election to receive shares may be made 30 days before and up to 60 days after the date that such cash compensation would have been payable to Ms. Wilson.

The initial term of the Wilson Agreement is 12 months, and it began on November 1, 2022 and will renew automatically for up to three additional one-year terms unless notice is given in writing 30 days prior to the end of each term. The Wilson Agreement may be terminated without cause by either party with 30 days’ written notice. The Wilson Agreement contains customary non-disclosure and non-disparagement provisions.

Employment Agreements

Currently, we have no employment agreement with any of our executive officers.

On April 29, 2020, we entered into an employment agreement with Kevin Phelps, our former Chief Executive Officer and Chief Financial Officer, setting forth the terms of Mr. Phelps’s employment. Pursuant to the terms of the employment agreement, we agreed to pay Mr. Phelps an annual base salary of $240,000. Mr. Phelps was also eligible to receive a salary increase of 20% for his second year of employment and a salary increase of 15% for his third year of employment. Mr. Phelps also had the opportunity to receive a discretionary bonus of up to 33% based on the achieved milestones and goals. Mr. Phelps was entitled to employment benefits, including healthcare, dental, life insurance, and any other benefits offered to the Company’s employees. Mr. Phelps’s agreement provided for a three-year term, but could be terminated by the Board. Pursuant to the employment agreement, if we terminated Mr. Phelps’s employment after March 30, 2021, he would need to receive three months of written notice, and he was entitled to six months of base compensation and vesting of equity, benefits, and payments of past due compensation. The employment agreement contains customary confidentiality provisions.

On July 19, 2022, we entered into a separation agreement and release with Mr. Phelps providing for the separation of his employment effective as of July 18, 2022. Under the separation agreement, we agreed, subject to Mr. Phelps’s compliance with each and every provision of the separation agreement, to pay Mr. Phelps a severance payment of three convertible promissory notes, that in the aggregate, have a principal amount of $400,000. The separation agreement also includes a customary release of claims by Mr. Phelps in favor of the Company and its affiliates, as well as customary confidentiality and mutual non-disparagement provisions. Mr. Phelps’s resignation was not due to any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies), or practices.

Two of the notes are for a principal amount of $100,000 each. The third note is for the principal amount of $200,000. Each of the three notes: (a) matures on July 19, 2023, with the Company having the option to extend the maturity date by six months (b) carries a six percent (6.00%) per annum simple interest rate; (c) provides that, if converted by the holder in accordance with its terms, the Company shall issue a number of shares of common stock in the Company to the holder of the note equal to (i) the principal amount of the note divided by (ii) $0.05, subject to certain equitable adjustments; and (d) requires the note holder to notify the Company in writing by 11:59 p.m. on July 22, 2022, the expiration of the conversion provision in each note; of its intent to exercise its conversion right. If converted into shares of common stock, each of the three notes prohibits the note holder, without the prior written consent of the Company, from selling, pledging, or otherwise transferring such shares for one year from their date of issuance, except that up to 5% of the shares may be sold, pledged, or otherwise transferred during three of every four calendar quarters during the 18-month period following the issuance date of the converted Note. Mr. Phelps converted one note with a principal amount of $200,000 into 2,500,000 shares of common stock, and has two non-convertible notes outstanding, with principal amounts of $100,000 each, as such notes were not converted prior to the expiration of the conversion option.

Outstanding Equity Awards at Fiscal Year-End

No executive officer named above had any unexercised options, stock that has not vested or equity incentive plan awards outstanding as of December 31, 2022.

20

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other retirement benefits.

Summary Director Compensation Table

The following table sets forth information regarding the compensation earned or paid during 2022 to non-executive directors who served on the Board during the year.

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Non-Qualified Incentive Plan Compensation	All Other Compen-sation ($)	Total ($)

Kevin Phelps(1)	$25,000	$-0-	$-0-	$-0-	$-0-	$-0-	$25,000

Dr. Roscoe Moore	$60,000	$-0-	$-0-	$-0-	$-0-	$-0-	$60,000

Robert Wilson	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-

Stephen Wilson	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-

Clifford Selsky (2)	$50,000	$-0-	$-0-	$-0-	$-0-	$-0-	$50,000

Henry Louis Salomonsky (3)	$15,000	$-0-	$-0-	$-0-	$-0-	$-0-	$15,000

(1)	Mr. Phelps earned director compensation from August 2022 to December 2022, while he was a director of the Company.

(2)	Dr. Selsky earned director compensation until October 2022, at which time he resigned as a director of the Company.

(3)	Mr. Salomonsky became a director of the Company in October 2022.

In 2022, Mr. Phelps, Dr. Moore, Dr. Selsky, and Mr. Salomonsky were entitled to a Board service retainer of $5,000 per month, payable monthly in arrears, for each month the director was on the Board. Non-employee directors may be reimbursed for actual out-of-pocket costs incurred to attend board meetings.

On March 31, 2022, the Company entered into a Release of Claims and Settlement Agreement with Dr. Moore. The agreement provided for release of employment, breach of contract and related claims and settlement of aggregate accrued but unpaid compensation through March 31, 2022. Pursuant to the agreement, Dr. Moore released claims to a total of $230,250 in compensation, including $15,000 accrued of the total $60,000 compensation for Board service in 2022, $120,000 in total Board service compensation that accrued prior to 2022, and $95,250 in total consulting service compensation unrelated to Board service that accrued prior to 2022. The agreement also contains a non-disparagement covenant which provides that the Company may recover 50% of compensation paid under the agreement for violation of the covenant. Pursuant to the agreement, on July 14, 2022, Dr. Moore was issued a 6% convertible promissory note in the principal amount of $230,250, bearing interest at 6%, accruing on an annual basis. All principal and interest under the convertible promissory note was repayable on its maturity date, July 14, 2023, subject to the Company’s right to extend the maturity date by six months. The convertible note allowed the holder to convert the principal amount plus all accrued and unpaid interest into shares of common stock for $0.05 per share of common stock at any time prior to July 22, 2022, upon notice to the Company. On July 18, 2022, Dr. Moore sold the convertible note and all rights under the note to Henry Louis Salomonsky, a director of the Company, for $135,000. Mr. Salomonsky immediately fully converted the convertible note into 4,605,000 shares of common stock. All shares issued as a result of converting the convertible note are required to be restricted from transfer for 12 months following the date of issuance, then subject to a lock-up leak of 5% per quarter for three out of four quarters for the following 18 months.

21

Similarly, on March 31, 2022, the Company entered into a Release of Claims and Settlement Agreement with Dr. Selsky. The agreement provided for release of employment, breach of contract and related claims and settlement of aggregate accrued but unpaid compensation for services that were provided through March 31, 2022. Pursuant to the agreement, Dr. Selsky released claims for a total of $250,000 in compensation, for Board service fees earned from 2018 to 2020. Accrued Board service fees totaling $15,000 that were earned from January 2022 to March 2022, and accrued Board service fees totaling $35,000 that were earned subsequent to March 2022, were not subject to the agreement. None of the agreement amount paid any of the accrued $50,000 compensation for Board service in 2022. The agreement also contains a non-disparagement covenant which provides that the Company may recover 50% of compensation paid under the agreement for violation of the covenant. Pursuant to the agreement, on July 14, 2022, Dr. Selsky was issued two 6% convertible promissory notes each in the principal amount of $125,000, bearing interest at 6%, accruing on an annual basis. All principal and interest under the convertible promissory notes were repayable on their maturity date, July 14, 2023, subject to the Company’s right to extend the maturity date by six months. The convertible note allowed the holder to convert the principal amount plus all accrued and unpaid interest into shares of common stock for $0.05 per share of common stock at any time prior to July 22, 2022, upon notice to the Company. On July 15, 2022, Dr. Selsky sold one of the convertible notes and all rights under the note to Mr. Salomonsky for aggregate consideration of $125,000. Mr. Salomonsky immediately converted the purchased convertible note into 2,500,000 shares of common stock. On July 15, 2022, Dr. Selsky converted the remaining convertible note into 2,500,000 shares of common stock. All shares issued as a result of converting the convertible note are required to be restricted from transfer for 12 months following the date of issuance, then subject to a lock-up leak of 5% per quarter for three out of four quarters for the following 18 months.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of any class of equity securities to file reports of their beneficial ownership and changes in ownership and furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during fiscal 2022 and through the date of this filing, were timely made except as follows: Based solely on our review of certain reports filed with the SEC pursuant to Section 16(a) of the Exchange Act, or Section 16(a), the reports required to be filed pursuant to Section 16(a) during the fiscal year ended December 31, 2021 or in prior years, were not timely filed by the following persons: Kelly Wilson, the current Interim Chief Executive Officer, Interim President and Chief Operating Officer, did not file a timely Form 3 and has not filed a Schedule 13D; Henry Louis Salomonsky, a director, did not file a timely Form 3; Robert Wilson, a director and Executive Vice President, has not filed a Form 3; Stephen Wilson, a former director and a former Chief Executive Officer and President, has not filed a Form 3; Glen Farmer, our Chief Financial Officer, did not file a timely Form 3; Kevin Phelps, a former director and former Chief Executive Officer has not filed a Form 3; Roscoe Moore, a former director has not filed a Form 3; Cynthia Douglas, an executive officer has not filed a Form 3.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards at our most recent fiscal year end.

22

DEFENSES AGAINST HOSTILE TAKEOVERS

The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in the articles of incorporation of Biostax Corp. which management has identified as potentially having an anti-takeover effect.

The anti-takeover provisions of the articles of incorporation of Biostax Corp. are designed to minimize the possibility of a sudden acquisition of control of the Company which has not been negotiated with and approved by our Board. These provisions may tend to make it more difficult to remove the incumbent members of the Board. The provisions would not prohibit an acquisition of control of the Company or a tender offer for all of our capital stock. However, to the extent these provisions successfully discourage the acquisition of control or tender offers for all or part of our capital stock without approval of the Board, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made that adversely affects those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock

The articles of incorporation of Biostax Corp. authorize the issuance of up to 750,000,000 shares of common stock, of which 735,000,000 shares may be Class A Common Stock and 15,000,000 shares may be Class B Common Stock, and 50,000,000 shares of blank check preferred stock, without any action on the part of the stockholders. Class A Common Stock is entitled to one (1) vote per share on proposals requiring or requesting shareholder approval, and Class B Common Stock is entitled to twenty (20) votes on any such matter. A share of Class B Common Stock may be voluntarily converted into a share of Class A Common Stock. A transfer of a share of Class B Common Stock will result in its automatic conversion into a share of Class A Common Stock upon such transfer, subject to certain exceptions, including that the transfer of a share of Class B Common Stock to another holder of Class B Common Stock will not result in such automatic conversion. Class A Common Stock is not convertible into Class B Common Stock. After the Conversion, if the Board elects to issue shares of Class B Common Stock, the holders will have 20 votes for every share held, and may have more votes than all other stockholders combined. This potential concentrated control may limit or preclude the ability of others to influence corporate matters including significant business decisions for the foreseeable future.

After the Conversion, shares of the authorized blank check preferred stock of Biostax Corp. may be issued by us without stockholder approval. We could designate and issue one or more series of preferred stock containing super-voting provisions, enhanced economic rights, rights to elect directors, or other dilutive features, that could be utilized as part of a defense to a takeover challenge. Such shares could represent an additional class of stock required to approve any proposed acquisition. This preferred stock could also represent additional capital stock required to be purchased by an acquirer.

The existence of our authorized but unissued shares of common stock and preferred stock could render it more difficult or discourage an attempt to obtain control of the Company after the Conversion by means of a proxy context, tender offer, merger or other transaction since the Board will be able to issue large amounts of such capital stock as part of a defense to a takeover challenge.

Removal of Directors

Florida law requires the vote of a majority of the outstanding shares entitled to vote for the election of directors to remove directors. Nevada law provides that any or all directors may be removed only by the vote of two-thirds of the voting interests entitled to vote for the election of directors. The Conversion may make it more difficult for our shareholders to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

23

Bylaws

In addition, various provisions of the bylaws of Biostax Corp. may also have an anti-takeover effect. These provisions may delay, defer or prevent a tender offer or takeover attempt that a stockholder might consider in such stockholder’s best interest, including attempts that might result in a premium over the market price for the shares held by our stockholders. After the Conversion, the Board will have the power to adopt, amend or repeal bylaws by a vote of not less than a majority of the directors, subject to the adoption, amendment or repeal of bylaws by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock entitled to vote for the election of directors, and as otherwise provided under Nevada law. The bylaws of Biostax Corp. also contain limitations as to who may call special meetings as well as require advance notice of stockholder matters to be brought at a meeting. Additionally, the bylaws of Biostax Corp. also provide that no director may be removed by less than a two-thirds vote of the issued and outstanding shares entitled to vote on the removal. The bylaws of Biostax Corp. also permit the board of directors to establish the number of directors and fill any vacancies and newly created directorships. After the Conversion, these provisions will prevent a shareholder from increasing the size of the Board and gaining control of the Board by filling the resulting vacancies with its own nominees.

The bylaws of Biostax Corp. establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of persons for election to the board of directors. Stockholders at an annual meeting will only be able to consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder who was a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has given us timely written notice, in proper form, of the stockholder’s intention to bring that business before the meeting. Although the bylaws of Biostax Corp. do not give the board of directors the power to approve or disapprove stockholder nominations of candidates or proposals regarding other business to be conducted at a special or annual meeting, such bylaws may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed or may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of our company.

Supermajority Voting Provisions

Nevada law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s articles of incorporation or bylaws, unless a corporation’s articles of incorporation or bylaws, as the case may be, require a greater percentage. Although the articles of incorporation and bylaws of Biostax Corp. do not currently provide for such a supermajority vote on any matters, the board of directors can amend its bylaws and, after the Conversion, the Board will be able to, with the approval of our stockholders, amend our articles of incorporation to provide for such a supermajority voting provision.

Cumulative Voting

After the Conversion, the holders of our capital stock will not have cumulative voting rights in the election of directors. The lack of cumulative voting makes it more difficult for other shareholders to replace the board of directors or for a third party to obtain control of a corporation by replacing its board of directors.

Articles of Incorporation Opt-Out from Nevada Anti-Takeover Statutes

Notwithstanding the above, pursuant to the articles of incorporation of Biostax Corp., Biostax Corp. has elected not to be governed by the terms and provisions of Nevada’s control share acquisition laws (Nevada Revised Statutes 78.378 - 78.3793), which prohibit an acquirer, under certain circumstances, from voting shares of a corporation’s stock after crossing specific threshold ownership percentages, unless the acquirer obtains the approval of the issuing corporation’s stockholders. The first such threshold is the acquisition of at least one-fifth but less than one-third of the outstanding voting power.

In addition, pursuant to the articles of incorporation of Biostax Corp., Biostax Corp. has also elected not to be governed by the terms and provisions of Nevada’s combination with interested stockholders statute (Nevada Revised Statutes 78.411 - 78.444), which prohibits an “interested stockholder” from entering into a “combination” with the corporation, unless certain conditions are met. An “interested stockholder” is a person who, together with affiliates and associates, beneficially owns (or within the prior two years, did beneficially own) 10% or more of the corporation’s voting stock, or otherwise has the ability to influence or control such corporation’s management or policies.

24

As such, after the Conversion, these anti-takeover statutes will not apply to the Company.

INTEREST OF CERTAIN PERSONS

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Conversion which is not shared by all other holders of the shares of our common stock.

GENERAL INFORMATION

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common stock.

The Company will deliver only one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Immune Therapeutics, Inc., 2431 Aloma Ave., Suite 124 Winter Park, FL 32792. The Secretary may also be reached by telephone at (240) 744-7706.

AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with such Act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the public reference facilities of the Securities and Exchange Commission at 100 F Street, N.E., Washington D.C. 20549 or may be accessed at www.sec.gov.

	By	Order of the Board of Directors

/s/ Kelly Wilson
Interim Chief Executive Officer
[ ], 2023

25

EXHIBIT A

Plan of Conversion

(See attached)

PLAN OF CONVERSION

OF

IMMUNE THERAPEUTICS, INC.

This Plan of Conversion (this “Plan of Conversion”) is adopted as of [ ], 2023 to convert Immune Therapeutics, Inc., a Florida corporation (the “Converting Entity”), to a Nevada corporation to be known as “Biostax Corp.” (the “Converted Entity”).

1. The Converted Entity shall be a corporation organized under the laws of the State of Nevada.

2. The Converting Entity is a corporation organized under the laws of the State of Florida.

3. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to Section 92A.195 of the Nevada Revised Statutes and Section 607.11930 of the Florida Business Corporation Act.

4. At the Effective Time (as defined below), the name of the Converted Entity shall be Biostax Corp.

5. At the Effective Time of the Conversion, each outstanding share of the common stock, par value $0.0001 per share, of the Converting Entity (the “Common Stock”), shall, by virtue of the Conversion and without any action on the part of the holder thereof, be converted into one (1) share of the Class A Common Stock, par value $0.0001 per share, of the Converted Entity (the “Class A Common Stock”), such that each holder of Common Stock of the Converting Entity will hold an equivalent number of shares of Class A Common Stock of the Converted Entity at the Effective Time. At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent the shares of Class A Common Stock of the Converted Entity into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Converted Entity or its transfer agent.

6. At the Effective Time of the Conversion, the Converted Entity will also authorize a class of Class B Common Stock, par value $0.0001 (the “Class B Common Stock”), with no shares converting to Class B Common Stock; and a class of Preferred Stock, par value $0.0001 per share, of the Converting entity, with no shares converting to Preferred Stock of the Converting Entity.

7. At the Effective Time of the Conversion, all outstanding and unexercised portions of each option, warrant and security exercisable or convertible by its terms into the Class A Common Stock of the Converting Entity (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”) shall be deemed to constitute an option, warrant or convertible security, as the case may be, to acquire the same number of shares of the Class A Common Stock of the Converted Entity as the holder of such Convertible Security would have been entitled to receive had such holder exercised or converted such Convertible Security in full immediately prior to the Effective Time (not taking into account whether such Convertible Security was in fact exercisable or convertible at such time), at the same exercise/conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other material terms and conditions.

8. The Articles of Incorporation of the Converted Entity is attached hereto as Exhibit A.

9. The Bylaws of the Converted Entity is attached hereto as Exhibit B.

10. The officers of the Converting Entity shall, from time to time, as and when requested by the Converted Entity, execute, and deliver all such further documents and instruments and take such other further actions necessary or desirable to carry out the intent and purposes of this Plan of Conversion.

11. This Plan of Conversion shall become effective upon filing of (a) duly executed Articles of Conversion and Articles of Incorporation with the office of the Nevada Secretary of State and (b) Articles of Conversion with the Florida Department of State, Division of Corporations (the “Effective Time”).

12. This Plan of Conversion has been duly approved by the holders of at least a majority of the outstanding shares of the Common Stock of the Converting Entity entitled to vote thereon.

This Plan of Conversion has been adopted as of the date set forth above.

Immune Therapeutics, Inc.

By:
Name:	Kelly O’Brien Wilson
Its:	Interim Chief Executive Officer

EXHIBIT B

Articles of Incorporation of Biostax Corp.

(See attached)

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Formation - Profit Corporation

☒ NRS 78 - Articles of Incorporation Domestic Corporation ☐ NRS 80 - Foreign Corporation ☐ NRS 89 - Articles of Incorporation Professional Corporation

☐ 78A Formation - Close Corporation

(Name of Close Corporation MUST appear in the below heading)

Articles of Formation of ______________________ **a close corporation (NRS 78A)**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)

Biostax Corp.

2. Registered Agent for Service of Process: (Check only one box)

☒ Commercial Registered Agent:(name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title and address below)

VCORP Services, LLC
Name of Registered Agent **OR** Title of Office or Position with Entity

Street Address	City	Nevada	Zip Code
		Nevada	

Mailing Address (if different from street address)	City	Nevada	Zip Code
		Nevada	

2a. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X ______________________ Date ______
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)

This corporation is a close corporation operating with a board of directors ☐ Yes **OR** ☐ No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

1) Name: Henry Louis Salomonsky — Country:
Street Address: 1317 Edgewater Dr., Suite 4882 — City: Orlando — State: FL — Zip/Postal Code: 32804

2) Name: Robert Wilson — Country: United States
Street Address: 1317 Edgewater Dr., Suite 4882 — City: Orlando — State: FL — Zip/Postal Code: 32804

3) Name: — Country:
Street Address: — City: — State: — Zip/Postal Code:

5. Jurisdiction of Incorporation: (NRS 80 only)

5a. Jurisdiction of incorporation: ______

5b. I declare this entity is in good standing in the jurisdiction of its incorporation. ☐

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 10/9/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - Profit Corporation

Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. **Yes** ☐
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)	All lawful activities.
8. Authorized Shares: (Number of shares corporation is authorized to issue)	Number of Authorized shares with Par value: ___ Par value: $ ___ Number of Common shares with Par value: 750,000,000 Par value: $ 0.0001000000 Number of Preferred shares with Par value: 50,000,000 Par value: $ 0.0001000000 Number of shares with no par value: ___ If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.
9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. **Name, Address and Signature of** the **Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. Name: Mariya Mendel Country: United States Address: 1050 Connecticut Ave, Suite 500 City: Washington State: DC Zip/Postal Code: 20036 X ______________________ (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Continued on the attached.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 10/9/2019

Officers Continued

Chief Strategy Officer: Robert Wilson, 1317 Edgewater Dr., Suite 4882, Orlando, FL 32804

Vice President: Noreen Griffin, 1317 Edgewater Dr., Suite 4882, Orlando, FL 32804

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application

Initial List of Officers, Managers, Members, General Partners, Managing Partners, or Trustees:

Biostax Corp.

NAME OF ENTITY

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☒ Corporation

☐ This corporation is publicly traded, the Central Index Key number is:

☐ Nonprofit Corporation (see nonprofit sections below)

☐ Limited-Liability Company

☐ Limited Partnership

☐ Limited-Liability Partnership

☐ Limited-Liability Limited Partnership (If formed at the same time as the Limited Partnership)

☐ Business Trust

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

☐ 001 - Governmental Entity

☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS Chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. § 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association

☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. § 501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **Charitable Solicitation Information - check applicable box**

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No – no additional form is required

☐ Yes – the "Charitable Solicitation Registration Statement" is required.

☐ The Organization claims exemption pursuant to NRS 82A.210 - the "Exemption From Charitable Solicitation Registration Statement" is required

** **Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

Page 1 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners or Trustees:

CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: Chief Executive Officer

Name: Kelly Wilson			Country: United States	
Address: 1317 Edgewater Dr., Suite 4882	City: Orlando	State: FL	Zip/Postal Code: 32804	

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: Chief Financial Officer

Name: Glen Farmer			Country: United States	
Address: 1317 Edgewater Dr., Suite 4882	City: Orlando	State: FL	Zip/Postal Code: 32804	

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: Chief Operating Officer

Name: Kelly Wilson			Country: United States	
Address: 1317 Edgewater Dr., Suite 4882	City: Orlando	State: FL	Zip/Postal Code: 32804	

CORPORATION, INDICATE THE DIRECTOR:

Name:			Country:	
Address:	City:	State:	Zip/Postal Code:	

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED.*

Title: Interim CEO

Date:

Page 2 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of represented entity: ______ Entity or Nevada Business Identification Number (NVID): ______ (for entities currently on file)
2. Registered Agent Acceptance:	☐ Registered Agent Acceptance
3. Information Being Changed:	Statement of Change takes the following effect: (select only one) ☐ Appoints New Agent (complete section 5) ☐ Update Represented Entity Acting as Registered Agent (complete sections 5) ☐ Update Registered Agent Name (complete sections 4 & 5) ☐ Update Registered Agent Address (complete sections 4 & 5)
4. Registered Agent Information Before the Change: (Non-commercial registered agents **ONLY**)	Name of Registered Agent **OR** Title of Office or Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
5. Newly Appointed Registered Agent or Registered Agent Information After the Change:	☐ Commercial Registered Agent:(name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title or position and address below) Name of Registered Agent **OR** Title of Office or Position within Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
6. Electronic Notification: (Optional)	Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only: ______
7. Certificate of Acceptance of Appointment of Registered Agent: (Required)	*I hereby accept appointment as Registered Agent for the above named Entity.* **X** ______ **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** / Date
8. Signature of Represented Entity: (Required)	**X** ______ **Authorized Signature On Behalf of the Entity** / Date

FEE: $60.00

This form must be accompanied by appropriate fees.

Page 1 of 1
Revised: 1/1/2019

ATTACHMENT TO ARTICLES OF INCORPORATION OF BIOSTAX CORP.

The Articles of Incorporation of **BIOSTAX CORP.** (the "**Corporation**") are hereby supplemented with the following additions to Article 8 and additional Articles 10-14.

ARTICLE 8 - AUTHORIZED SHARES

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 800,000,000, consisting of (a) 750,000,000 shares of Common Stock, $0.0001 par value per share ("**Common Stock**"), of which (i) 735,000,000 shares shall be designated Class A Common Stock, $0.0001 par value per share ("**Class A Common Stock**"), and (ii) 15,000,000 shares shall be designated as Class B Common Stock, $0.0001 par value per share ("**Class B Common Stock**"); and 50,000,000 shares of Preferred Stock, $0.0001 par value per share ("**Preferred Stock**").

The Corporation shall have authority to issue the shares of Preferred Stock in one or more series with such rights, preferences and designations as determined by the Board of Directors of the Corporation. Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Nevada Revised Statutes. Fully-paid stock of the Corporation shall not be liable to any further call or assessment.

The following is a statement of the rights of the Common Stock of the Corporation.

1. General. Except as expressly provided in this Article 8, Class A Common Stock and Class B Common Stock shall have the same rights and preferences and rank equally, share ratably and be identical in all respects as to all matters.

2. Voting.

2.1 Class A Common. Each holder of Class A Common Stock shall be entitled to one (1) votes for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

2.2 Class B Common. Each holder of Class B Common Stock shall be entitled to twenty (20) votes for each share of Class B Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

2.3 Class Voting. Except as otherwise provided herein or by applicable law, the holders of Class A Common Stock and Class B Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

2.4 Increases or Decreases in Authorized Common Stock. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote and without a separate class vote of the holders of each class of the Common Stock.

3. Conversion Rights. The holders of Class B Common Stock shall have conversion rights as follows:

3.1 Right to Convert. Each share of Class B Common Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, and without the payment of additional consideration by the holder thereof, into one (1) fully paid and nonassessable share of Class A Common Stock.

3.2 Automatic Conversion. Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon a Transfer (as defined below) of such share (a "**Class B Common Stock Automatic Conversion Event**"); provided, however, that if a holder of Class B Common Stock Transfers any shares of Class B Common Stock to another holder of Class B Common Stock, then such Transfer will not constitute a Class B Common Stock Automatic Conversion Event. A "**Transfer**" of a share of Class B Common Stock (collectively, "**Transferred Stock**") shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A Transfer shall also include, without limitation, a transfer of a share of Transferred Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, the power (whether exclusive or shared) to vote or direct the voting over a share of Transferred Stock by proxy or otherwise; provided, however, that the following shall not be considered a Transfer within the meaning of this Section 3.2:

(a) the granting of a proxy to officers or directors of the Corporation at the request or approval of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders or by written consent of stockholders;

(b) the transfer of one or more shares of Transferred Stock by (i) gift or pursuant to a domestic relations order from a holder of Transferred Stock to such holder's Immediate Family or (ii) to a trust or trusts for the exclusive benefit of such holder or his Immediate Family for no consideration;

(c) the transfer of one or more shares of Transferred Stock effected pursuant to the holder's will or the laws of intestate succession;

(d) as to any holder that is a trust established for the exclusive benefit of a prior holder of such shares of Transferred Stock or such prior holder's Immediate Family, the transfer of one or more shares of Transferred Stock to the prior holder or such prior holder's Immediate Family for no consideration;

(e) the granting of a repurchase right to the Corporation pursuant to an agreement wherein the Corporation has the right or option to purchase or to repurchase shares of Transferred Stock; provided, however, that the Corporation's purchase or repurchase of such shares of Transferred Stock pursuant to the exercise of such right or option shall constitute a Transfer; or

(f) upon the request of the transferor, any transfer approved by a majority of the disinterested members of the Board of Directors, even though the disinterested directors be less than a quorum, or if there are not any disinterested members on the Board of Directors, the entire Board of Directors.

For purposes hereof, "**Immediate Family**" means as to any natural person, such person's spouse or Spousal Equivalent, the lineal descendant or antecedent, brother, sister, nephew or niece, of such person or such person's spouse or Spousal Equivalent, or the spouse or Spousal Equivalent of any lineal descendant or antecedent, brother, sister, nephew or niece of such person, or his or her spouse or Spousal Equivalent, whether or not any of the above are adopted and "**Spousal Equivalent**" means any two natural persons if the relevant person and the related party are registered as "domestic partners" or the equivalent thereof under the laws of their state of residence or any other law having similar effect or provided the following circumstances are true: (1) irrespective of whether or not the relevant person and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (2) they intend to remain so indefinitely, (3) neither are married to anyone else, (4) both are at least eighteen (18) years of age and mentally competent to consent to contract, (5) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (6) they are jointly responsible for each other's common welfare and financial obligations, and (7) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

3.3 Mechanics of Conversion.

3.3.1 Surrender of Certificates. Before any holder of Class B Common Stock shall be entitled to convert shares of Class B Common Stock into shares of Class A Common Stock, the holder shall surrender the certificate or certificates therefor, if any, duly endorsed, at the office of the Corporation or of any transfer agent for the Common Stock or notify the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, and shall give written notice to the Corporation at its principal corporate office of the election to convert the same; provided, however, that on the date of a Class B Common Stock Automatic Conversion Event, the outstanding shares of Class B

Common Stock subject to such Class B Common Stock Automatic Conversion Event shall be converted automatically without any further action by the holder of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Class A Common Stock issuable upon such Class B Common Stock Automatic Conversion Event unless the certificates evidencing such shares of Class B Common Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided herein shall be cancelled and may not be reissued.

3.3.2 Conversion Date. In the event that a holder of Class B Common Stock elects to convert such shares pursuant to Section 3.1 of this Article 8, the conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class B Common Stock to be converted. In the event of a Class B Common Stock Automatic Conversion Event, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred.

3.3.3 Status as Stockholder. On the date of a conversion pursuant to this Section 3, all rights of the holder of the shares of Class B Common Stock shall cease and the holder or holders in whose name the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder of such shares of Class A Common Stock, notwithstanding that the certificates representing such shares of Class B Common Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any holder of record of shares of Class B Common Stock, or that the certificates evidencing such shares of Class A Common Stock shall not then be actually delivered to such holder.

3.4 Administration. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of Class B Common Stock to Class A Common Stock and the general administration of this dual class Common Stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred; provided, however, that such policies and procedures shall not inhibit the ability of a holder to convert such shares of Class B Common Stock to Class A Common Stock. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive.

3.5 Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of such Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of such Class B Common Stock, in addition to such other remedies as shall be available to the holder of such Class B Common Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to these Articles of Incorporation.

3.6 Notices. Any notice required by the provisions of this Section 3 to be given to the holders of shares of Common Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

3.7 Status of Converted Stock. In the event any shares of Class B Common Stock shall be converted pursuant to this Section 3, the shares of Class B Common Stock so converted shall be cancelled and shall not be issuable by the Corporation.

ARTICLE 10 - AMENDMENT OF BYLAWS

ARTICLE 11 - INDEMNIFICATION OF OFFICERS AND DIRECTORS

The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes as such statutes may be amended from time to time.

ARTICLE 12 - LIABILITY OF DIRECTORS AND OFFICERS

No director or officer shall be personally liable to the Corporation or any of its stockholders for damages for any breach of fiduciary duty as a director or officer; *provided, however*, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article 12 by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director of officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE 13 - ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any provision of this Article 13 shall apply to or have any effect on any transaction involving acquisition of control by any person occurring prior to such amendment or repeal.

ARTICLE 14 - COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any provision of this Article 14 shall apply to or have any effect on any transaction with an interested stockholder occurring prior to such amendment or repeal.

EXHIBIT C

Bylaws of Biostax Corp.

(See attached)

BYLAWS

OF

Biostax Corp.

Adopted on ____, 2023

article I

OFFICES

1.1 Registered Office. The registered office and registered agent of Biostax Corp. (the “Corporation”) shall be as from time to time set forth in the Corporation’s Articles of Incorporation.

1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

article II

STOCKHOLDERS’ MEETINGS

2.1 Place of Meetings. Meetings of stockholders may be held at such time and place, within or without the State of Nevada, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Stockholders and certain other persons permitted by the Corporation to attend a meeting of stockholders may participate in the meeting through remote communication, including, without limitation, electronic communications, videoconferencing, teleconferencing or other available technology, if the Corporation has implemented reasonable measures to (a) verify the identity of each person participating through such means as a stockholder or permitted person and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

2.2 Annual Meeting.

(a) The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the Corporation’s notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section.

(b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this Section, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (ii) such other business must be a proper matter for stockholder action under the Nevada Revised Statues, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice (as defined in this Section), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section. To be timely, a stockholder’s notice shall be delivered to the Secretary by registered mail at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received (i) not earlier than the close of business on the one hundred twentieth (120th) day prior to the currently proposed annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or (ii) by the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made, whichever of (i) or (ii) occurs first. In the event that an annual meeting has not been previously held, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(c) Notwithstanding anything in the second sentence of paragraph (b) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(d) Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(e) Notwithstanding the foregoing provisions of this Section, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

(f) For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Accesswire, Market Wire or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

2.3 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, by the Articles of Incorporation or by these Bylaws, may be called by the Chief Executive Officer or the President, or shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of the holders of at least 30% of all the shares issued, outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

2.4 Notice of Meetings. Written notice stating (a) the date and time of the meeting, (b) the means of remote communication, if any, by which stockholders and proxies shall be deemed to be present in person and vote at the meeting, (c) unless the meeting is to be held solely by remote communication, the physical location of the meeting, and (d) except in the case of the annual meeting, the purpose or purposes for which the meeting is called, must be delivered personally, mailed postage prepaid or delivered as provided in Section 7.1 to each stockholder of record entitled to vote at the meeting not less than ten (10) nor more than sixty (60) days before the meeting. If mailed, it must be directed to the stockholder at his or her address as it appears upon the records of the Corporation.

2.5 Quorum; Adjournment. At all meetings of the stockholders, the presence in person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws. If a meeting of stockholders is adjourned, notice of the following information need not be delivered if the information is announced at the meeting at which the adjournment is taken: (a) the date and time of the adjourned meeting; (b) the means of remote communication, if any, by which stockholders and proxies shall be deemed to be present in person and vote at the adjourned meeting; and (c) unless the adjourned meeting is to be held solely by remote communication, the physical location of the adjourned meeting. If a new record date is fixed for an adjourned or postponed meeting, notice of the adjourned or postponed meeting must be delivered to each stockholder of record as of the new record date. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.6 Voting. Each outstanding share of the Corporation’s capital stock shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are otherwise provided by applicable law or the Articles of Incorporation. When a quorum is present at any meeting of the Corporation’s stockholders, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless the question is one upon which, by express provision of law, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Voting for directors shall be in accordance with Section 3.2 of these Bylaws.

2.7 Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy. Without limiting the manner in which a stockholder may authorize another person or persons to act for him or her as proxy, a stockholder may sign a writing authorizing another person or persons to act for him or her as proxy. Any copy, communication by electronic transmission or other reliable reproduction of the writing may be substituted for the original writing for any purpose for which the original writing could be used, if the copy, communication by electronic transmission or other reproduction is a complete reproduction of the entire original writing. Except as otherwise provided below, no such proxy is valid after the expiration of six (6) months from the date of its creation unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven (7) years from the date of its creation. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. Unless otherwise provided in the proxy, a proxy made irrevocable is revoked when the interest with which it is coupled is extinguished, but the Corporation may honor the proxy until notice of the extinguishment of the proxy is received by the Corporation.

2.8 Record Date; Closing Transfer Books. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such record date to be not less than ten (10) nor more than sixty (60) days prior to such meeting, or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten (10) nor more than sixty (60) days prior to such meeting. If a record date for a meeting of stockholders is not fixed by the Board of Directors, the record date is at the close of business on the day before the day on which the first notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders applies to any adjournment or postponement of the meeting unless the Board of Directors fixes a new record date for the adjourned or postponed meeting. The Board of Directors must fix a new record date if the meeting is adjourned or postponed to a date more than 60 days later than the meeting date set for the original meeting.

2.9 Action by Consent. Any action required or permitted by law, the Articles of Incorporation, or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

article III

BOARD OF DIRECTORS

3.1 Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation, a stockholders’ agreement or these Bylaws directed or required to be exercised or done by the stockholders.

3.2 Qualification; Election; Term. None of the directors need be a stockholder of the Corporation or a resident of the State of Nevada. The directors shall be elected by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall hold office until his successor shall be elected and qualified.

3.3 Number. The initial number of directors of the Corporation shall be two (2). Thereafter, the number of directors of the Corporation shall be fixed as the Board of Directors may from time to time designate. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

3.4 Resignation. Any director may resign at any time by delivering his or her notice in writing to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors.

3.5 Removal. Any director may be removed either for or without cause only by the affirmative vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

3.6 Vacancies. All vacancies on the Board of Directors, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

3.7 Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Nevada as may be fixed from time to time by the Board of Directors. The members of the Board of Directors or of any committee thereof may participate in a meeting of the Board or committee through electronic communications, videoconferencing, teleconferencing or other available technology if the Corporation has implemented reasonable measures to (a) verify the identity of each person participating through such means as a director or committee member, as the case may be, and (b) provide the directors or committee members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or committee members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.

3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by resolution of the Board of Directors.

3.9 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer or the President on oral or written notice to each director, given either personally, by telephone, by telegram, by mail, by facsimile or by e-mail at least forty-eight (48) hours prior to the time of the meeting. Special meetings shall be called by the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of any director. Except as may be otherwise expressly provided by law, the Articles of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need to be specified in a notice or waiver of notice.

3.10 Quorum and Voting. At all meetings of the Board of Directors the presence of a majority of the number of directors then in office shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

3.11 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors.

3.13 Compensation of Directors. Directors shall receive such compensation for their services, and reimbursement for their expenses as the Board of Directors, by resolution, shall establish; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

3.14 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate committees, each committee to consist of one or more directors of the Corporation, which committees shall have such power and authority and shall perform such functions as may be provided in such resolution. Each committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation, except where action of the full Board of Directors is required by statute or by the Articles of Incorporation. Unless the Board of Directors shall otherwise provide, regular meetings of the committee appointed pursuant to this Section shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

article IV

OFFICERS

4.1 In General. The officers of the Corporation shall be elected by the Board of Directors and shall be a President, a Chief Financial Officer, and a Secretary. The Board of Directors may also elect a Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, Assistant Vice Presidents and Assistant Secretaries. Any two or more offices may be held by the same person.

4.2 Subordinate Officers. The Board of Directors may appoint or may empower the Chairman of the Board of Directors, the Chief Executive Officer or the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors or such delegate may from time to time determine.

4.3 Election and Term. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect the officers, none of whom need be a member of the Board of Directors. Each officer of the Corporation shall hold office until his death, or his resignation or removal from office, or the election and qualification of his successor, whichever shall first occur.

4.4 Resignation. Any officer may resign at any time by giving notice in writing or by electronic transmission notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

4.5 Removal. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

4.6 Duties of Officers.

(a) Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(b) Chief Executive Officer. The powers and duties of the Chief Executive Officer are: (a) to act as the general manager and chief executive officer of the Corporation and, subject to the direction of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Corporation; (b) to preside at all meetings of the stockholders and, in the absence of the Chairman of the Board of Directors or if there is no Chairman of the Board of Directors, at all meetings of the Board of Directors; (c) to call meetings of the stockholders and meetings of the Board of Directors to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as he or she shall deem proper; and (d) to affix the signature of the Corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation, to sign certificates for shares of stock of the Corporation, and, subject to the direction of the Board of Directors, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation.

(c) President. The powers and duties of the President are: (a) subject to the authority granted to the Chief Executive Officer, if any, to act as the general manager of the Corporation and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Corporation; (b) to preside at all meetings of the stockholders and Board of Directors in the absence of the Chairman of the Board of Directors and the Chief Executive Officer or if there be no Chairman of the Board of Directors or Chief Executive Officer; and (c) to affix the signature of the Corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the President, should be executed on behalf of the Corporation, to sign certificates for shares of stock of the Corporation, and, subject to the direction of the Board of Directors, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d) Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e) Chief Financial Officer. The powers and duties of the Chief Financial Officer are: (a) to supervise and control the keeping and maintaining of adequate and correct accounts of the Corporation’s properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares; (b) to have the custody of all funds, securities, evidences of indebtedness and other valuable documents of the Corporation and, at his or her discretion, to cause any or all thereof to be deposited for the account of the Corporation with such depository as may be designated from time to time by the Board of Directors; (c) to receive or cause to be received, and to give or cause to be given, receipts and acquittances for moneys paid in for the account of the Corporation; (d) to disburse, or cause to be disbursed, all funds of the Corporation as may be directed by the Chief Executive Officer, the President or the Board of Directors, taking proper vouchers for such disbursements; (e)  to render to the Chief Executive Officer, the President or to the Board of Directors, whenever either may require, accounts of all transactions as Chief Financial Officer and of the financial condition of the Corporation; and (f)  generally to do and perform all such duties as pertain to such office and as may be required by the Board of Directors or these Bylaws. The Chief Financial may direct any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Treasurer in the absence or disability of the Chief Financial Officer, and each Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

(f) Secretary. The powers and duties of the Secretary are: (a) to keep a book of minutes at the principal executive office of the Corporation, or such other place as the Board of Directors may order, of all meetings of its directors and stockholders, whether regular or special, the notice thereof given, the names of those present at directors’ meetings, the number of shares present or represented at stockholders’ meetings and the proceedings thereof; (b) to keep the seal of the Corporation and to affix the same to all instruments which may require it; (c) to keep or cause to be kept at the principal executive office of the Corporation, or at the office of the transfer agent or agents, a record of the stockholders of the Corporation; (d) to keep a supply of certificates for shares of the Corporation, to fill in and sign all certificates issued or prepare the initial transaction statement or written statements for uncertificated shares, and to make a proper record of each such issuance, provided that so long as the Corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the Corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents; (e) to transfer upon the share books of the Corporation any and all shares of the Corporation, provided that so long as the Corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the Corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents; and (f) to make service and publication of all notices that may be necessary or proper and without command or direction from anyone. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

4.7 Divisional and Other Officers Appointed by the Chief Executive Officer or President. The Chief Executive Officer, or President if there is no Chief Executive Officer, shall have the power, in the exercise of his or her discretion, to appoint additional persons to hold positions and titles such as vice president of a division of the Corporation or president of a division of the Corporation, or similar such titles, as the business of the Corporation may require, subject to such limits in appointment power as the Board of Directors may determine. The Board of Directors shall be advised of any such appointment at a meeting of the Board of Directors, and the appointment shall be noted in the minutes of the meeting. The minutes shall clearly state that such persons are non-corporate officers appointed pursuant to this Section. Each such appointee shall have such title, shall serve in such capacity and shall have such authority and perform such duties as the Chief Executive Officer or President shall determine. Appointees may hold titles such as “president” of a division or other group within the Corporation, or “vice president” of a division or other group within the Corporation. However, any such appointee, absent specific election by the Board of Directors as an elected corporate officer, (a) shall not be considered an officer elected by the Board of Directors pursuant to this Article IV and shall not have the executive powers or authority of corporate officers elected pursuant to this Article IV and (b) shall be empowered to represent himself or herself to third parties as a divisional or group vice president or other title permitted, as applicable, only, and shall be empowered to execute documents, bind the Corporation or otherwise act on behalf of the Corporation only as authorized by the Chief Executive Officer or the President or by resolution of the Board of Directors.

4.8 Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

4.9 Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts which will contain such terms and conditions as the Board of Directors deems appropriate.

article V

SHARES OF STOCK

5.1 Form of Certificates. The Corporation may, but is not required to, deliver to each stockholder a certificate or certificates, in such form as may be determined by the Board of Directors, representing shares to which the stockholder is entitled. Such certificates shall be consecutively numbered and shall be registered on the books and records the Corporation or its transfer agent as they are issued. Each certificate shall state on the face thereof the holder’s name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value.

5.2 Shares without Certificates. The Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series. The issuance of uncertificated shares has no effect on existing certificates for shares until surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Unless otherwise provided by the Nevada Revised Statutes, the rights and obligations of stockholders are identical whether or not their shares of stock are represented by certificates. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the stockholder a written statement containing the information required on the certificates pursuant to Section 5.1. At least annually thereafter, the Corporation shall provide to its stockholders of record, a written statement confirming the information contained in the informational statement previously sent pursuant to this Section.

5.3 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued, or that uncertificated shares be issued, in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or a new certificate or uncertificated shares.

5.4 Restrictions on Transfer. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the sale, transfer, assignment, pledge, or other disposal of or encumbering of any of the shares of stock of the Corporation or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise (each, a “Transfer”) of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Revised Statutes. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

5.5 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

article VI

indemnification

6.1 Directors and Executive Officers. The Corporation shall indemnify its directors and executive officers (for the purposes of this Article, “executive officers” shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the Nevada Revised Statutes or any other applicable law; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the Corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (a) such indemnification is expressly required to be made by law, (b) the proceeding was authorized by the Board of Directors of the Corporation, (c) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Nevada Revised Statutes or any other applicable law or (d) such indemnification is required to be made under Section 6.4

6.2 Other Officers, Employees and Other Agents. The Corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Nevada Revised Statutes or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person except such executive officers or other persons as the Board of Directors shall determine.

6.3 Expenses. The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director or executive officer of the Corporation, or is or was serving at the request of the Corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding, provided, however, that, if the Nevada Revised Statutes requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. Notwithstanding the foregoing, unless otherwise determined pursuant to Section 6.5, no advance shall be made by the Corporation to an executive officer of the Corporation (except by reason of the fact that such executive officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (a) by a majority vote of a quorum consisting of directors who were not parties to the proceeding, even if not a quorum, or (b) by a committee of such directors designated by a majority of such directors, even though less than a quorum, or (c) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

6.4 Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Article VI shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or executive officer. Any right to indemnification or advances granted by this Article VI to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (a) the claim for indemnification or advances is denied, in whole or in part, or (b) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Nevada Revised Statutes or any other applicable law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise as a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Nevada Revised Statutes or any other applicable law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

6.5 Non Exclusivity of Rights. The rights conferred on any person by this Article VI shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Nevada Revised Statutes or any other applicable law.

6.6 Survival of Rights. The rights conferred on any person by this Article VI shall continue as to a person who has ceased to be a director or executive officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

6.7 Insurance. To the fullest extent permitted by the Nevada Revised Statutes, or any other applicable law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Article VI.

6.8 Amendments. Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

6.9 Saving Clause. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law. If this Article VI shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the Corporation shall indemnify each director and executive officer to the full extent under applicable law.

6.10 Certain Definitions. For the purposes of this Article VI, the following definitions shall apply:

(a) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(b) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(c) The term the “Corporation” shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving Corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(d) References to a “director,” “officer,” “executive officer,” “employee,” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(e) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

article VII

NOTICES

7.1 Form of Notice. Whenever required by law, the Articles of Incorporation or these Bylaws, notice is to be given to any director or stockholder, and no provision is made as to how such notice shall be given, such notice may be given in writing, by mail, postage prepaid, addressed to such director or stockholder at such address as appears on the books and records of the Corporation or its transfer agent. A notice or other communication may also be delivered by electronic transmission if the electronic transmission contains or is accompanied by information from which the recipient can determine the date of the transmission. Unless otherwise agreed between sender and recipient, an electronic transmission is received when it enters an information processing system that the recipient has designated or uses for the purpose of receiving electronic transmissions or information of the type sent and it is in a form ordinarily capable of being processed by that system. Except as otherwise provided by these Bylaws or specific statute, any notice or other communication, if in a comprehensible form or manner, is effective at the earliest of the following: (a) if in a physical form, when it is left at the address of a director or stockholder as it appears upon the records of the Corporation, the residence or usual place of business of a director or stockholder or the stockholder’s principal place of business; (b) if mailed by United States mail postage prepaid and correctly addressed to a director or stockholder, upon deposit in the United States mail; or (c) if oral, when communicated.

7.2 Waiver. Whenever any notice is required to be given to any stockholder or director of the Corporation as required by law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a stockholder or director at a meeting shall constitute a waiver of notice of such meeting, except where such stockholder or director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

7.3 Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

7.4 Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

article VIII

GENERAL PROVISIONS

8.1 Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do. Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.1 Execution of Other Securities. All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Section 5.1 of these Bylaws), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

8.2 Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, or any Vice President.

8.3 Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the Nevada Revised Statutes and the Articles of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty (60) days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty (60) days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

8.4 Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved shall not be available for the payment of dividends or other distributions by the Corporation.

8.5 Books and Records. The Corporation shall keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

8.6 Corporate Seal. The Board of Directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, “Corporate Seal Nevada.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

8.7 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

8.8 Interpretation and Construction. Reference in these Bylaws to any provision of the Nevada Revised Statutes shall be deemed to include all amendments thereof. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Nevada Revised Statutes shall govern the construction of these Bylaws. Without limiting the generality of the provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which, upon being construed in the manner provided in this Section 8.9, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws, and each article, section, subsection, subdivision, sentence, clause, or phrase thereof, would have been adopted irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

article IX
ADOPTION, AMENDMENT OR REPEAL OF BYLAWS

9.1 By the Board of Directors. The Board of Directors is expressly empowered to amend, modify or repeal these Bylaws, or adopt any new provision.

9.2 By the Stockholders. The stockholders of the Corporation shall also have the power to amend, modify or repeal these Bylaws, or adopt any new provision, at a duly called meeting of the stockholders; provided, that notice of the proposed amendment, modification or repeal was given in the notice of the meeting.

* * *

CERTIFICATE OF ADOPTION OF BYLAWS

OF

BIOSTAX CORP.

The undersigned hereby certifies that she is the duly elected, qualified and acting Secretary of Biostax Corp., a Nevada corporation (the “Corporation”), and that the foregoing Bylaws were adopted as the Corporation’s bylaws as of the date hereof by the Corporation’s Board of Directors.

The undersigned has executed this Certificate as of ____, 2023.

Kelly O’Brien Wilson
Interim Chief Executive Officer

EXHIBIT D

FBCA Sections 607.1301 to 607.1340

(See attached)

EXHIBIT D

SECTIONS 607.1301-607.1340 OF FLORIDA BUSINESS CORPORATION ACT

607.1301 Appraisal rights; definitions.—The following definitions apply to ss. 607.1301-607.1340:

(1) “Accrued interest” means interest at the rate agreed to by the corporation and the shareholder asserting appraisal rights, or at the rate determined by the court to be equitable, which rate may not be greater than the rate of interest determined for judgments pursuant to s. 55.03; however, if the court finds that the shareholder asserting appraisal rights acted arbitrarily or otherwise not in good faith, no interest shall be allowed by the court.

(2) “Affiliate” means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, another person or is a senior executive of such person. For purposes of paragraph (6)(a), a person is deemed to be an affiliate of its senior executives.

(3) “Corporate action” means an event described in s. 607.1302(1).

(4) “Corporation” means the domestic corporation that is the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1340, includes the domesticated eligible entity in a domestication, the covered eligible entity in a conversion, and the survivor of a merger.

(5) “Fair value” means the value of the corporation’s shares determined:

(a) Immediately before the effectiveness of the corporate action to which the shareholder objects.

(b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(c) Without discounting for lack of marketability or minority status.

(6) “Interested transaction” means a corporate action described in s. 607.1302(1), other than a merger pursuant to s. 607.1104, involving an interested person in which any of the shares or assets of the corporation are being acquired or converted. As used in this definition:

(a) “Interested person” means a person, or an affiliate of a person, who at any time during the 1-year period immediately preceding approval by the board of directors of the corporate action:

1. Was the beneficial owner of 20 percent or more of the voting power of the corporation, other than as owner of excluded shares;

2. Had the power, contractually or otherwise, other than as owner of excluded shares, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

3. Was a senior executive or director of the corporation or a senior executive of any affiliate of the corporation, and will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c. In the case of a director of the corporation who, in the corporate action, will become a director or governor of the acquirer or any of its affiliates, rights and benefits as a director or governor that are provided on the same basis as those afforded by the acquirer generally to other directors or governors of such entity or such affiliate.

(b) “Beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares; except that a member of a national securities exchange is not deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person if the member is precluded by the rules of the exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby is deemed to have acquired beneficial ownership, as of the date of the agreement, of all shares having voting power of the corporation beneficially owned by any member of the group.

(c) “Excluded shares” means shares acquired pursuant to an offer for all shares having voting power if the offer was made within 1 year before the corporate action for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action.

(7) “Preferred shares” means a class or series of shares the holders of which have preference over any other class or series of shares with respect to distributions.

(8) “Senior executive” means the chief executive officer, chief operating officer, chief financial officer, or any individual in charge of a principal business unit or function.

(9) Notwithstanding s. 607.01401(67), “shareholder” means a record shareholder, a beneficial shareholder, and a voting trust beneficial owner.

607.1302 Right of shareholders to appraisal.—

(1) A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:

(a) Consummation of a domestication or a conversion of such corporation pursuant to s. 607.11921 or s. 607.11932, as applicable, if shareholder approval is required for the domestication or the conversion;

(b) Consummation of a merger to which such corporation is a party:

1. If shareholder approval is required for the merger under s. 607.1103 or would be required but for s. 607.11035, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series that remains outstanding after consummation of the merger where the terms of such class or series have not been materially altered; or

2. If such corporation is a subsidiary and the merger is governed by s. 607.1104;

(c) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not acquired in the share exchange;

(d) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares or any class or series if:

1. Under the terms of the corporate action approved by the shareholders there is to be distributed to shareholders in cash the corporation’s net assets, in excess of a reasonable amount reserved to meet claims of the type described in ss. 607.1406 and 607.1407, within 1 year after the shareholders’ approval of the action and in accordance with their respective interests determined at the time of distribution; and

2. The disposition of assets is not an interested transaction;

(e) An amendment of the articles of incorporation with respect to a class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or the right to repurchase the fractional share so created;

(f) Any other merger, share exchange, disposition of assets, or amendment to the articles of incorporation, in each case to the extent provided as of the record date by the articles of incorporation, bylaws, or a resolution of the board of directors providing for appraisal rights, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval;

(g) An amendment to the articles of incorporation or bylaws of a corporation, the effect of which is to adversely affect the interest of the shareholder by altering or abolishing appraisal rights under this section;

(h) With regard to a class of shares prescribed in the articles of incorporation in any corporation as to which that particular class of shares was in existence prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, and for classes of shares authorized on or after October 1, 2003, in any corporation with 100 or fewer shareholders, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his, her, or its shares;

2. Altering or abolishing the voting rights pertaining to any of his, her, or its shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his, her, or its shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder’s voting rights or alter his, her, or its percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder’s redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his, her, or its shares, or making any of his, her, or its shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder’s preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder’s preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder’s preferred shares upon voluntary or involuntary liquidation;

(i) An amendment of the articles of incorporation of a social purpose corporation to which s. 607.504 or s. 607.505 applies;

(j) An amendment of the articles of incorporation of a benefit corporation to which s. 607.604 or s. 607.605 applies;

(k) A merger, domestication, conversion, or share exchange of a social purpose corporation to which s. 607.504 applies; or

(l) A merger, domestication, conversion, or share exchange of a benefit corporation to which s. 607.604 applies.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), (d), (e), (f), and (h) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. A covered security under s. 18(b)(1)(A) or (B) of the Securities Act of 1933;

2. Not a covered security, but traded in an organized market (or subject to a comparable trading process) and has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $20 million, exclusive of the value of outstanding shares held by the corporation’s subsidiaries, by the corporation’s senior executives, by the corporation’s directors, and by the corporation’s beneficial shareholders and voting trust beneficial owners owning more than 10 percent of the outstanding shares; or

3. Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to act upon the corporate action requiring appraisal rights, the record date fixed to determine the shareholders entitled to sign a written consent approving the corporate action requiring appraisal rights, or, in the case of an offer made pursuant to s. 607.11035, the date of such offer; or

2. If there will be no meeting of shareholders, no written consent approving the corporate action, and no offer made pursuant to s. 607.11035, the close of business on the day before the consummation of the corporate action or the effective date of the amendment of the articles, as applicable.

(c) Paragraph (a) is not applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares where the corporate action is an interested transaction.

(d) For the purposes of subparagraph (a)2., a comparable trading process exists if:

1. The market price of the corporation’s shares is determined at least quarterly based on an independent valuation and by following a formalized process that is designed to determine a value for the corporation’s shares that is comparable to the value of comparable publicly traded companies; and

2. The corporation repurchases the shares at the price set by its board of directors based upon the independent valuation and subject to certain terms and conditions established by the corporation and provides the corporation’s shareholders with a trading market comparable to that typically available had the corporation’s shares been traded in an organized market.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment to the articles of incorporation may limit or eliminate appraisal rights for any class or series of preferred shares, except that:

(a) No such limitation or elimination shall be effective if the class or series does not have the right to vote separately as a voting group, alone or as part of a group, on the action or if the action is a domestication under s. 607.11920 or a conversion under s. 607.11930, or a merger having a similar effect as a domestication or conversion in which the domesticated eligible entity or the converted eligible entity is an eligible entity; and

(b) Any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately before the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year after the effective date of such amendment if such action would otherwise afford appraisal rights.

607.1303 Assertion of rights by nominees and beneficial owners.—

(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder or a voting trust beneficial owner only if:

(a) The record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder or the voting trust beneficial owner;

(b) The particular beneficial shareholder or voting trust beneficial owner acquired all such shares before the record date established under s. 607.1321 in connection with the applicable corporate action; and

(c) The record shareholder notifies the corporation in writing of its name and address (if the record shareholder beneficially owns the shares as to which appraisal rights are being asserted) or notifies the corporation in writing of the name and address of the particular beneficial shareholder or voting trust beneficial owner on whose behalf appraisal rights are being asserted.

The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

(2) A beneficial shareholder and a voting trust beneficial owner may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a) Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder or the voting trust beneficial owner.

(c) Acquired all shares of the class or series before the record date established under s. 607.1321 in connection with the applicable corporate action.

607.1320 Notice of appraisal rights.—

(1) If a proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders’ meeting, the meeting notice (or, where no approval of such action is required pursuant to s. 607.11035, the offer made pursuant to s. 607.11035) must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1340 must accompany the meeting notice or offer sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3) If a proposed corporate action described in s. 607.1302(1) is to be approved by written consent of the shareholders pursuant to s. 607.0704:

(a) Written notice that appraisal rights are, are not, or may be available must be sent to each shareholder from whom a consent is solicited at the time consent of such shareholder is first solicited, and, if the corporation has concluded that appraisal rights are or may be available, a copy of ss. 607.1301-607.1340 must accompany such written notice; and

(b) Written notice that appraisal rights are, are not, or may be available must be delivered, at least 10 days before the corporate action becomes effective, to all nonconsenting and nonvoting shareholders, and, if the corporation has concluded that appraisal rights are or may be available, a copy of ss. 607.1301-607.1340 must accompany such written notice.

(4) Where a corporate action described in s. 607.1302(1) is proposed or a merger pursuant to s. 607.1104 is effected, and the corporation concludes that appraisal rights are or may be available, the notice referred to in subsection (1), paragraph (3)(a), or paragraph (3)(b) must be accompanied by:

(a) Financial statements of the corporation that issued the shares that may be or are subject to appraisal rights, consisting of a balance sheet as of the end of the fiscal year ending not more than 16 months before the date of the notice, an income statement for that fiscal year, and a cash flow statement for that fiscal year; however, if such financial statements are not reasonably available, the corporation must provide reasonably equivalent financial information; and

(b) The latest available interim financial statements, including year-to-date through the end of the interim period, of such corporation, if any.

(5) The right to receive the information described in subsection (4) may be waived in writing by a shareholder before or after the corporate action is effected.

607.1321 Notice of intent to demand payment.—

(1) If a proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must have beneficially owned the shares of such class or series as of the record date for the shareholders’ meeting at which the proposed corporate action is to be submitted to a vote;

(b) Must deliver to the corporation before the vote is taken written notice of the shareholder’s intent, if the proposed corporate action is effectuated, to demand payment for all shares of such class or series beneficially owned by the shareholder as of the record date for the shareholders’ meeting at which the proposed corporate action is to be submitted to a vote; and

(c) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed corporate action.

(2) If a proposed corporate action requiring appraisal rights under s. 607.1302 is to be approved by written consent, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must have beneficially owned the shares of such class or series as of the record date established for determining who is entitled to sign a written consent;

(b) Must assert such appraisal rights for all shares of such class or series beneficially owned by the shareholder as of the record date for determining who is entitled to sign the written consent; and

(c) Must not sign a consent in favor of the proposed corporate action with respect to that class or series of shares.

(3) If a proposed corporate action specified in s. 607.1302(1) does not require shareholder approval pursuant to s. 607.11035, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must have beneficially owned the shares of such class or series as of the date the offer to purchase is made pursuant to s. 607.11035;

(b) Must deliver to the corporation before the shares are purchased pursuant to the offer a written notice of the shareholder’s intent to demand payment if the proposed corporate action is effected for all shares of such class or series beneficially owned by the shareholder as of the date the offer to purchase is made pursuant to s. 607.11035; and

(c) Must not tender, or cause or permit to be tendered, any shares of such class or series in response to such offer.

(4) A shareholder who may otherwise be entitled to appraisal rights but does not satisfy the requirements of subsection (1), subsection (2), or subsection (3) is not entitled to payment under this chapter.

607.1322 Appraisal notice and form.—

(1) If a proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321(1), (2), or (3). In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be delivered no earlier than the date the corporate action became effective, and no later than 10 days after such date, and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1. The shareholder’s name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3. That the shareholder did not vote for or consent to the transaction.

4. Whether the shareholder accepts the corporation’s offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the shareholder’s estimated fair value of the shares and a demand for payment of the shareholder’s estimated value plus accrued interest, if and to the extent applicable.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date by which the corporation must receive the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation’s estimate of the fair value of the shares.

4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation’s estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c) If not previously provided, be accompanied by a copy of ss. 607.1301-607.1340.

607.1323 Perfection of rights; right to withdraw.—

(1) A shareholder who receives notice pursuant to s. 607.1322 and who wishes to exercise appraisal rights must sign and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the signed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

(3) A shareholder who does not sign and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates if required, each by the date set forth in the notice described in s. 607.1322(2), shall not be entitled to payment under ss. 607.1301-607.1340.

607.1324 Shareholder’s acceptance of corporation’s offer.—

(1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation’s estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation’s receipt of the form from the shareholder.

(2) Upon payment of the agreed value, the shareholder shall cease to have any right to receive any further consideration with respect to such shares.

607.1326 Procedure if shareholder is dissatisfied with offer.—

(1) A shareholder who is dissatisfied with the corporation’s offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus accrued interest, if and to the extent applicable.

(2) A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus accrued interest, if and to the extent applicable, under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

(3) With respect to a shareholder who properly makes demand for payment pursuant to subsection (1), at any time after the shareholder makes such demand, including during a court proceeding under s. 607.1330, the corporation shall have the right to prepay to the shareholder all or any portion of the amount that the corporation determines to be due under s. 607.1322(2)(b)3. and the shareholder shall be obligated to accept such prepayment.

(a) If such prepayment is made within 90 days after the earlier of the date on which the appraisal notice is provided by the corporation under s. 607.1322(1) or the deadline date by which the appraisal notice is required to be provided by the corporation under s. 607.1322(2), accrued interest will be payable, if at all, to the shareholder entitled to appraisal rights, calculated and accrued from the date on which the corporate action became effective and only on amounts that are determined to be due to the shareholder and are above the amount so prepaid. Accrued interest will not be payable to the shareholder entitled to appraisal rights on the prepayment previously made to the shareholder by the corporation pursuant to this paragraph.

(b) If such prepayment is made more than 90 days after the earlier of the date on which the appraisal notice is provided by the corporation under s. 607.1322(1) or the deadline date by which the appraisal notice is required to be provided by the corporation under s. 607.1322(2), the prepayment must include accrued interest on the amount of the prepayment, calculated at the rate of interest determined for judgments pursuant to s. 55.03 and calculated and accrued from the date that the corporate action became effective through the date of the prepayment previously made to the shareholder by the corporation pursuant to this paragraph. In addition, accrued interest will be payable to the shareholder entitled to appraisal rights on such amounts, if any, determined to be due to the shareholder in excess of the prepaid amount, calculated and accrued from the date on which the corporate action became effective.

607.1330 Court action.—

(1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest, if and to the extent applicable, calculated and accrued from the date the corporate action became effective and taking into account the amount of any prepayment previously made to the shareholder by the corporation pursuant to s. 607.1326(3). If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2) The proceeding shall be commenced in the circuit court in the applicable county. If by virtue of the corporate action becoming effective the entity has become a foreign eligible entity without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign eligible entity was located immediately before the time the corporate action became effective. If such entity has, and immediately before the corporate action became effective had, no principal or registered office in this state, then the proceeding shall be commenced in the county in this state in which the corporation has, or immediately before the time the corporate action became effective had, an office in this state. If such entity has, or immediately before the time the corporate action became effective had, no office in this state, the proceeding shall be commenced in the county in which the corporation’s registered office is or was last located.

(3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5) Each shareholder entitled to appraisal rights who is made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder’s shares as found by the court, plus accrued interest, if and to the extent applicable and as found by the court, taking into account the amount of any prepayment previously made to the shareholder by the corporation pursuant to s. 607.1326(3).

(6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any rights to receive any further consideration with respect to such shares other than any amounts ordered to be paid for court costs and attorney fees under s. 607.1331.

607.1331 Court costs and counsel fees.—

(1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including attorney fees.

607.1332 Disposition of acquired shares.—Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the survivor into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the survivor.

607.1333 Limitation on corporate payment.—

(1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder’s option:

(a) Withdraw his, her, or its notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his, her, or its status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if the corporation is not liquidated, retain his, her, or its right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The shareholder shall exercise the option under paragraph (1)(a) or paragraph (1)(b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

607.1340 Other remedies limited.—

(1) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action was either:

(a) Not authorized and approved in accordance with the applicable provisions of this chapter; or

(b) Procured as a result of fraud, a material misrepresentation, or an omission of a material fact necessary to make statements made, in light of the circumstances in which they were made, not misleading.

(2) Nothing in this section operates to override or supersede the provisions of s. 607.0832.